EXHIBIT 10.14


                   RETIREMENT PLAN FOR EMPLOYEES OF
                       MELAMINE CHEMICALS, INC.

                  As Amended and Restated Effective
                             July 1, 1989



                            TABLE OF CONTENTS


SECTION                                                           PAGE

         DEFINITIONS:  PARTICIPATION
1.1  -   Definitions...............................................1-1
1.2  -   Participation............................................1-16
1.3  -   Leave of Absence and Termination of Service..............1-18
1.4  -   Reemployment.............................................1-20
1.5  -   Transfer to or From Status as an Eligible Employee.......1-27
1.6  -   Participation and Benefits for Former Leased Employees...1-30
1.7  -   Rights of Other Employers to Participate.................1-31

         NORMAL AMOUNT AND PAYMENT OF RETIREMENT INCOME
2.1  -   Normal Retirement and Retirement Income...................2-1
2.2  -   Early Retirement and Retirement Income....................2-4
2.3  -   Disability Retirement and Retirement Income...............2-6
2.4  -   Benefits Other Than on Retirement.........................2-9

         SPECIAL PROVISIONS REGARDING PAYMENT OF BENEFITS
3.1  -   Optional Forms of Retirement Income.......................3-1
3.2  -   Lump-Sum Payment of Small Retirement Income...............3-6
3.3  -   Benefits Applicable to Participant Who Has
         Been or Is Employed by Two or More Employers..............3-6
3.4  -   No Duplication of Benefits................................3-7
3.5  -   Funding of Benefits Through Purchase of
         Life Insurance Contract or Contracts......................3-7

         GOVERNMENTAL REQUIREMENTS AFFECTING BENEFITS
4.1  -   Special Provisions Regarding Amount
         and Payment of Retirement Income..........................4-1
4.2  -   Limitations on Benefits Required by the Internal Revenue
         Service................................................. 4-15
4.3  -   Benefits Nonforfeitable if Plan Is Terminated............4-16
4.4  -   Merger of Plan...........................................4-16
4.5  -   Termination of Plan and Distribution of Trust Fund.......4-17
4.6  -   Special Provisions that Apply if Plan is Top-Heavy.......4-19

         MISCELLANEOUS PROVISIONS REGARDING PARTICIPANTS
5.1  -   Participants to Furnish Required Information..............5-1
5.2  -   Beneficiaries.............................................5-2
5.3  -   Contingent Beneficiaries..................................5-3
5.4  -   Participants' Rights in Trust Fund........................5-3
5.5  -   Benefits Not Assignable...................................5-4
5.6  -   Benefits Payable to Minors and Incompetents...............5-4
5.7  -   Conditions of Employment Not Affected by Plan.............5-4
5.8  -   Notification of Mailing Address...........................5-5
5.9  -   Written Communications Required...........................5-6
5.10 -   Benefits Payable at Office of Trustee.....................5-6
5.11 -   Appeal to Committee.......................................5-6

         MISCELLANEOUS PROVISIONS REGARDING THE EMPLOYER
6.1  -   Contributions.............................................6-1
6.2  -   Employer's Contributions Irrevocable......................6-1
6.3  -   Forfeitures...............................................6-2
6.4  -   Amendment of Plan.........................................6-2
6.5  -   Termination of Plan.......................................6-4
6.6  -   Expenses of Administration................................6-5
6.7  -   Formal Action by Employer.................................6-5

         ADMINISTRATION
7.1  -   Administration by Committee...............................7-1
7.2  -   Officers and Employees of Committee.......................7-1
7.3  -   Action by Committee.......................................7-2
7.4  -   Rules and Regulations of Committee........................7-3
7.5  -   Powers of Committee.......................................7-3
7.6  -   Duties of Committee.......................................7-3
7.7  -   Indemnification of Members of Committee...................7-5
7.8  -   Actuary...................................................7-5
7.9  -   Fiduciaries...............................................7-5
7.10 -   Applicable Law............................................7-7

         TRUST FUND
8.1  -   Purpose of Trust Fund.....................................8-1
8.2  -   Benefits Supported Only by Trust Fund.....................8-1
8.3  -   Trust Fund Applicable Only to Payment of Benefits.........8-1










                              EXHIBIT A

                   RETIREMENT PLAN FOR EMPLOYEES OF

                       MELAMINE CHEMICALS, INC.

            As Amended and Restated Effective July 1, 1989


                             INTRODUCTION



         The Retirement Plan for Employees of Melamine Chemicals, Inc. and the Retirement Trust for Employees of Melamine Chemicals, Inc. were adopted by Melamine Chemicals, Inc. effective as of July 1, 1985, as an amendment and complete restatement of the retirement plan and trust originally adopted by Melamine Chemicals, Inc. effective as of January 1, 1972, and as subsequently amended and in effect on June 30, 1985.

         The said Retirement Plan for Employees of Melamine Chemicals, Inc. has subsequently been amended from time to time, and said retirement plan is being further amended and is being restated in its entirety effective as of July 1, 1989 (with an earlier effective date with respect to certain provisions as described in Section 1.2 hereof) as set forth in this instrument. This instrument shall be attached to and form a part of the said Retirement Trust for Employees of Melamine Chemicals, Inc. as in effect on and after July 1, 1985.

         Subject to the provisions of Section 1.4, a Participant's benefits under this Plan will be determined by the provisions of the Plan that are in effect on the date that his employment with the Employer terminates.

         Subject to receipt by Melamine Chemicals, Inc. of a favorable ruling that the qualified status of the Retirement Plan for Employees of Melamine Chemicals, Inc. and the Retirement Trust for Employees of Melamine Chemicals, Inc. under Sections 401(a) and 501(a) of the Code is not adversely affected by such amendment and restatement, each person who becomes a participant hereunder shall be entitled upon his retirement or termination of service to such benefits as are specified in the provisions which follow.



                              SECTION 1

                     DEFINITIONS:  PARTICIPATION



1.1 - DEFINITIONS

    (A)   The following  terms as used herein shall have the meanings stated

below unless a different meaning is plainly required by the context:

    (1) "Accrued Benefit" shall mean the monthly retirement income, payable in the manner described in Section 2.1(C) hereof commencing at the Participant's Normal Retirement Date, which he has accrued as of a given date and shall be equal to the monthly retirement income to which the Participant would have been entitled on his Normal Retirement Date in accordance with the provisions of Section 2.1(B) hereof using his rate of Final Average Monthly Compensation and Credited Service determined as of such given date in lieu of the corresponding amounts determined as of his Normal Retirement Date.

          The Accrued Benefit which a Participant has accrued as of a given date shall not exceed an amount that is actuarially equivalent as of such given date to that amount which would cause the monthly retirement income payable to or on behalf of the Participant under the Plan to be in excess of the maximum amount of retirement income permitted under Section 415 of the Code; and provided further, however, that the provisions of Section 4.6 hereof shall apply in determining the Accrued Benefit of a Participant who has accrued Vesting Service during any Plan Year that the Plan is top-heavy.

    (2) "Annuity Starting Date" shall have the meaning assigned in Section 417(f) of the Code and regulations issued with respect thereto and shall be the first day of the first period for which an amount is payable (not the actual date of payment) as an annuity or any other form. Any auxiliary disability benefits shall be disregarded in determining the Annuity Starting Date.

          Unless otherwise qualified by the context, the Annuity Starting Date of a Participant shall be:

          (a) in the case of the benefit payable under Section 2.1 or 2.2 in the event of his normal or early retirement, the first day of the month coincident with or next following the date of his retirement;

          (b) in the case of the benefit payable under Section 2.3 in the event of his disability retirement, the date as of which his disability retirement income payments are scheduled to start under Section 2.3(F); and

          (c)  in  the case  of  the  benefit  payable  under
               Section 2.4(A) in the event of termination of service with a vested benefit, the Participant's Normal Retirement Date or, if applicable, the first day of the month prior to his Normal Retirement Date that the Participant has elected in accordance with the provisions of Section 2.4(A) to start receiving the benefits to which he is entitled under such section;

          provided, however, if the Participant elects pursuant to the provisions of Section 3.1 hereof a later commencement date, his Annuity Starting Date shall be such later date of commencement specified in his election, or, if the Participant continues in the service of the Employer beyond his Required Beginning Date, his Annuity Starting Date shall be his Required Beginning Date.

    (3) "Beneficiary" shall mean the person or persons on whose behalf benefits may be payable under the Plan after a Participant's death in accordance with the provisions hereof.

    (4)   "Break  in  Service"  shall  mean  a period  of  severance  of  12 consecutive months or longer that immediately follows an employee's date of termination of service and immediately precedes the date, if any, on which he next performs an Hour of Service.

    (5)   "Change in Control" shall mean:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a Person) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A),
               (B) and (C) of paragraph (iii) of this paragraph (5); or

          (ii) Any change in the composition of the Board of Directors of the Company such that individuals who, as of April 9, 1991, constitute the Board of Directors (the "Incumbent Board") cease for any reason the constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to April 9, 1991 whose election, or nomination for election b the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a Member of the Incumbent Board, but excluding. for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

          (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), unless, in each case, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally i the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
               (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then
               outstanding   shares  of  common  stock  of  the  corporation
               resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

          (iv) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and the entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition  in  substantially the same proportion  as  their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
               (2) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, to any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock and Outstanding Company Voting Securities prior to such sale or disposition and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board of Directors.

    (6) "Committee" shall mean the Retirement Committee appointed from time to time to administer the Plan pursuant to the provisions of
          Section 7.1 hereof.

    (7)   "Company"  shall  mean  Melamine  Chemicals,   Inc.,  a  Louisiana
          corporation, and its successor or successors.

    (8) "Compensation" shall mean the Participant's rate of monthly wages from the Employer on each July 1 excluding any overtime pay, expense allowances, commissions, bonus payments, shift differential, relief pay and any other additions to or deduction from regular compensation, but shall include amounts, if any, which would have been includable in the employee's Compensation if they have not received special tax treatment because they were deferred by the employee through a plan of deferred compensation under Section 401(k) of the Internal Revenue Code or under a salary reduction agreement pursuant to Section 125 of the Code.

          The annual Compensation of a Participant for any given plan year which is taken into account with respect to contributions to the Plan and to benefits accruing under the Plan on and after July 1, 1989, shall not exceed the maximum annual compensation that may be taken into account under Section 401(a)(17) of the Code and regulations issued with respect thereto (the "IRC Section 401(a)(17) Annual Compensation Limit").

          The IRC Section 401(a)(17) Annual Compensation Limit shall be equal to:

          (a) with respect to any given plan year beginning in 1989 or earlier, $200,000;

          and

          (b) with respect to any given plan year beginning after 1989, the sum of $200,000 plus the accumulated increments, determined as of the January 1 coincident with or immediately preceding the beginning of such given plan year that have been added to such figure after January 1, 1989 for increases in cost of living pursuant to the provisions of Section 401(a)(17) of the Code.

          In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after July 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year.

          For plan years beginning on or after July 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

          If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before July 1, 1994, the OBRA '93 annual compensation limit is $150,000.

          In the event that Compensation under the Plan is determined based on a period of time that contains fewer than 12 calendar months, the IRC Section 401(a)(17) Annual Compensation Limit for that period of time shall be equal to the IRC Section 401(a)(17) Annual Compensation Limit for the calendar year during which such period of time begins multiplied by the fraction in which the numerator is the number of full months in such period of time and the denominator is 12.

          In determining the IRC Section 401(a)(17) Annual Compensation Limit of an individual who is a member of the family of a 5-percent owner or of a Highly Compensated Employee who is in the group consisting of the 10 Highly Compensated Employees paid the greatest compensation during the year, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules for the purposes of this section, the term "family" shall include only the spouse of the employee and any lineal descendants who have not attained the age of 19 years before the close of such year.

          Any provisions herein to the contrary notwithstanding, any benefits that a Participant has accrued as of June 30, 1989 shall not be reduced due to the IRC Section 401(a)(17) Annual Compensation Limit imposed effective as of July 1, 1989 on the amount of his Compensation.

    (9)   "Controlled Group Member" shall mean:

          (a)  the Employer;

          (b) any corporation or association that is a member of a con-trolled group of corporations (within the meaning of Section 1563(a) of the Code, determined without regard to Section 1563(a)(4) and Section 1563(e)(3)(C) of said Code, except that, for the purposes of applying the limitations on benefits and contributions that are required under Section 415 of the Code and are described in Section 4.1(A) hereof, such meaning shall be determined by substituting the phrase "more than 50%" for the phrase "at least 80%" each place that it appears in Section 1563(a)(1) of said Code) with respect to which the Employer is a member;

          (c) any trade or business (whether or not incorporated) that is under common control with the Employer as determined in accordance with Section 414(c) of the Code and regulations issued thereunder;

          (d) any service organization that is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) with respect to which the Employer is a member; and

          (e) any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

    (10) "Credited Service" shall mean the total period of an employee's service with the Employer, computed in completed months, during the period beginning on his Last Date of Commencement of Service and ending on the date of his retirement or termination of service or, where applicable, ending on such other date as is specified hereunder; provided, however, that the following provisions shall apply with respect to any period of such an employee's service that would be included in his Credited Service in accordance with the provisions above:

          (a) any complete calendar month that the employee is absent from the service of the Employer will be excluded from his Credited Service unless he receives regular Compensation from the Employer for all or any portion of such calendar month and except as otherwise provided below; and

          (b) any absence due to the employee's engagement in military service will, except as provided below, be included in his Credited Service if such absence is covered by a leave of absence granted by the Employer or is by reason of compulsory military service and provided that such employee returns from such absence within the period of time prescribed in Section
               1.3 hereof.

          However, the provisions of Section 1.4 hereof shall apply in the case of an employee who is reemployed with a reinstatement of Credited Service accrued prior to his Last Date of Commencement of Service and the provisions of Section 1.5 hereof shall apply in the case of an employee who is transferred to or from his status as an eligible Employee.

          Any period of an employee's service prior to the Effective Date of the Plan that was either included with or excluded from the service used to determine his accrued retirement income under the Superseded Plan for any reason specified under the terms of the Superseded Plan as in effect on the day immediately preceding the Effective Date of the Plan shall be included with or excluded from, as the case may be, his Credited Service under the provisions of the Plan, except that any such period of service shall not be excluded on or after July 1, 1988 from a Participant's Credited Service solely because of the fact that it was accrued after his Normal Retirement Date.

          Prior to July 1, 1994, Credited Service shall be determined according to the terms of the Superseded Plan. On or after July 1, 1994 a Participant's Credited Service shall not be less than the Credited Service as of June 30, 1994 determined in accordance with the Superseded Plan.

    (11)  "Designated Nonparticipating Employer" shall mean:

          (a) any Controlled Group Member that is not an Employer as defined herein; and

          (b) any other corporation, association, proprietorship, part-nership or other business organization that (i) is not an Employer as defined herein and (ii) the Company, by formal action on its part in the manner described in Section 6.7 hereof, designates on the basis of a uniform policy applied without discrimination as a "Designated Nonparticipating Employer" for the purposes of the Plan.

    (12)  "Earliest Annuity Commencement Date" is:

          (a) the first day of the month coincident with or next following the date of termination of the Participant's service if he has satisfied the age and service requirements to be eligible for a normal or early retirement benefit under the provisions hereof as of such termination date; or

          (b) the earliest date as of which the Participant could elect to start receiving retirement income payments under the provisions of Section 2.4(A) hereof if his service were terminated and he had not satisfied the age and service requirements to be eligible for a normal or early retirement benefit under the provisions hereof as of such termination date.

    (13)  "Early Retirement Date" shall have the meaning assigned in Section
          2.2 hereof.

    (14) "Effective Date of the Plan" shall mean July 1, 1989 or such later date as of which the Plan first became effective with respect to the particular Employer concerned.

    (15) "Eligibility Break in Service" shall mean an Eligibility Computation Period that consists of a full Plan Year during the period which immediately follows an employee's date of termination of service and immediately precedes his date of reemployment during which he fails to complete an Hour of Service. Solely for the purpose of determining an Eligibility Break in Service, if the employee is absent from the service of the Employer beginning on or after July 1, 1985 due to (a) the pregnancy of the employee,
          (b) the birth of a child of the employee, (c) the placement of a child with the employee in connection with the adoption of such child by such employee or (d) caring for such child described in
          (b) or (c) above for a period beginning immediately following such birth or placement, the employee shall be credited during such absence with no less than the number of Hours of Service required to avoid incurring an Eligibility Break in Service either (i) during the Plan Year in which the absence began if the employee would otherwise have incurred an Eligibility Break in Service in such Plan Year or (ii) in the Plan Year next following the Plan Year in which the absence began in all other cases.

    (16) "Eligibility Computation Period" shall mean the 12-consecutive-month period that is used for the purpose of determining a year of service for eligibility to participate in the Plan. Initially, the Eligibility Computation Period shall be the 12-consecutive-month period beginning on the Employee's Last Date of Commencement of Service and ending with the first anniversary of his Last Date of Commencement of Service; provided, however, if the Employee fails to complete 1,000 Hours of Service in such initial Eligibility Computation Period, the Eligibility Computation Period shall mean the Plan Year, and the first of such Plan Year Eligibility Computation Periods shall be the Plan Year that overlaps the first anniversary of the Employee's Last Date of Commencement of Service.

    (17) "Employee" shall mean any person on the payroll of the Employer or any other entity required to be aggregated with such Employer under Sections 414 (b), (c), (m) or (o) of the Code, whose wages from the Employer are subject to withholding for the purposes of Federal income taxes and for the purposes of the Federal Insurance Contributions Act; provided, however, that such term shall not include:

          (a) any such person who is employed at any division or branch of any Employer that is acquired by or merged into the Employer after the Effective Date of the Plan unless the Employer, by formal action on its part in the manner described in Section
               6.7 hereof, provides that such persons who are employed at such division or branch shall, subject to the provisions of
               (b), (c) and (d) below, be eligible for participation in the Plan in accordance with the provisions hereof;

          (b) any such person who is a participant and is accruing benefits (or who, upon his satisfaction of any age and service requirements specified thereunder as a condition of participation, will be eligible to become a participant and accrue benefits) under any other qualified defined benefit pension plan maintained by the Employer or to which the Employer makes contributions on his behalf based upon his employment with the Employer;

          (c) any such person who is included in a unit of persons employed by the Employer who are covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer if retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer and such persons are not required by that agreement to be covered in the Plan;

          (d) any such person who is a nonresident alien and who receives no earned income (within the meaning of Section 911(b) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

    (18)  "Employer" shall  mean,  collectively  or  distributively  as  the context may indicate, the Company and any other corporations, associations, joint ventures, proprietorships, partnerships or other business organizations that have adopted and are participating in the Plan in accordance with the provisions of
          Section 1.7 hereof.

    (19) "Final Average Monthly Compensation" shall mean the Participant's average monthly rate of Compensation from the Employer for the five successive Plan Years immediately preceding the first day of the month coincident with or next following the date on which his service terminates for any reason (or, where applicable, immediately preceding such other date as is specified hereunder), that give the highest average monthly rate of Compensation for the Participant.

          The Participant's average monthly rate of Compensation will be determined by dividing the total Compensation received by him during such five Plan Year period by the number of months for which he received Compensation from the Employer in such five Plan Years period. The number of months for which he received Compensation from the Employer may be computed, to the extent he was paid on other than a monthly basis, by determining the number of pay periods ending within such five Plan Year period for which he received Compensation from the Employer and converting such pay periods into months by dividing the number thereof, if weekly, by 4-1/3, if biweekly, by 2-1/6, and, if semi-monthly, by 2.

          In computing Final Average Monthly Compensation for a Participant who has returned to the active service of the Employer following a full Plan Year or Years during which he did not receive any regular Compensation from the Employer because of a leave of absence granted by the Employer or because of his reemployment with a reinstatement of his prior Vesting Service and Credited Service as described in Section 1.4 hereof, such full Plan Year or Years during which he did not receive any regular Compensation from the Employer shall be ignored or excluded in determining the five successive years to be used in determining the Participant's Final Average Monthly Compensation at a subsequent date.

          Anything above to the contrary notwithstanding, if a Participant's service is terminated for any reason and he has not received any Compensation during any preceding Plan Years, his "Final Average Monthly Compensation" shall mean his average monthly rate of compensation received from the Employer during the Plan Year in which his service was terminated. Such average monthly rate of Compensation will be determined in accordance with the procedure described above, based upon the total Compensation that he received and the number of months for which he received Compensation from the Employer during such Plan Year.

    (20) "Highly Compensated Employee" shall mean an employee who is a "highly compensated employee" within the meaning of Section 414(q) of the Code and regulations issued with respect thereto.

    (21) "Hour of Service" shall mean each hour for which an employee is directly or indirectly paid, or is entitled to payment, by the Employer (including any predecessor business of an Employer conducted as a corporation, partnership or proprietorship) for (a) the performance of duties or (b) reasons other than the performance of duties, including but not limited to vacation, holidays, sickness, disability, paid layoff and similar paid periods of nonworking time. Such Hours of Service shall be credited to the employee for the period in which such duties were performed or in which occurred the period during which no duties were performed. An Hour of Service also includes each hour, not credited above, for which backpay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. These Hours of Service shall be credited to the employee for the period to which the award or agreement pertains. The number of Hours of Service to be credited to an employee for any period shall be governed by Sections 2530.200b-2(b) and 2530.200b-2(c) of
          Part 2530 of Subchapter C of Chapter XXV of Title 29 of the Code of Federal Regulations (Department of Labor regulations relating to minimum standards for employee pension benefit plans).

          Any employee, who has been or is absent from the service of the Employer on or after January 1, 1985 due to (a) the pregnancy of the employee, (b) the birth of a child of the employee, (c) the placement of a child with the employee in connection with the adoption of such child by such employee or (d) caring for such child described in (b) or (c) above for a period beginning immediately following such birth or placement, shall be credited, solely for the purpose of determining whether or not he has incurred a Break in Service, with an Hour of Service during both the computation period in which his absence began and the computation period next following the computation period in which his absence began.

    (22) "Initial Vesting Date" shall mean the earlier to occur of the following dates:

          (a) the date on which the Participant has completed five years of Vesting Service;

          or

          (b)  the  date  on  which  the   Participant  attains  his  Normal
               Retirement Age;

          provided, however, that the provisions of Section 4.6 hereof shall apply in determining the Initial Vesting Date of a Participant who has accrued Vesting Service during any Plan Year that the Plan is top-heavy; and provided further that the Initial Vesting Date of a Participant shall not be earlier than the Effective Date of the Plan.

    (23) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    (24)  "Last Date of Commencement of Service" shall mean:

          (a) if the employee's service has not been previously terminated in accordance with the provisions hereof, the date on which he first performs an Hour of Service; or

          (b) if the employee's service has been previously terminated in accordance with the provisions hereof, the first day following his last termination of service on which he performs an Hour of Service;

          provided, however, that the provisions of Section 1.4(A) hereof shall apply in determining the Last Date of Commencement of Service of any employee whose service is terminated and who is reemployed on or after the Effective Date of the Plan and prior to his incurring a Break in Service.

          An Employer may at the time of its initial adoption of the Plan provide, with respect to all or any specified classification of its employees, that the Last Date of Commencement of Service of such employees shall not be earlier than a specified date, which is later than the otherwise applicable date described above but is not later than the date as of which the Plan first became effective with respect to such Employer, and may provide that such specified date will be different for the purposes of determining the eligibility to participate in the Plan, the Credited Service and the Vesting Service of such employees; provided, however, that the date or dates established to determine the eligibility to participate in the Plan and the Vesting Service of such employees shall not be later than the date or dates established for such purposes under the Superseded Plan, if any, of the Employer.

          The Last Date of Commencement of Service of an employee by a predecessor or acquired business shall not be earlier than the date of such merger or acquisition unless the Employer provides that a uniformly applied earlier date or dates will be used for the purposes of the Plan.

    (25) "Leased Employee" shall mean any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the
          Code) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contribution or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the leased employer.

          A Leased Employee shall not be considered an employee of the recipient if:

          (a) such employee is covered by a money purchase pension plan providing:

               (1) a nonintegrated employer contribution of at least 10 percent of compensation as defined in Section 415(c)(3) of the Code but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, 402(a)(8), 402(h) or 403(b) of the Code,

               (2)  immediate participation, and

               (3)  full and immediate vesting;

          and

          (b) leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

    (26)  "Normal Retirement Age" shall mean the age of 65 years.

    (27)  "Normal  Retirement  Date"  shall  have  the  meaning assigned  in
          Section 2.1 hereof.

    (28)  "Participant" shall mean:

          (a)  any  active  Employee who has satisfied the  requirements  of
               Section 1.2 hereof;

          (b)  any former Employee  who  has  satisfied  the requirements of
               Section 1.2 hereof, whose service has not been terminated but who has subsequently been transferred from his status as an eligible Employee as described in Section 1.5 hereof; and

          (c) any retired or terminated Employee who has vested rights to benefits under the provisions of the Plan.

    (29) "Plan" shall mean the Retirement Plan for Employees of Melamine Chemicals, Inc., as amended and restated effective as of July, 1989, as set forth in this document and as it may hereafter be amended from time to time.

    (30) "Plan Year" shall mean the calendar, policy or fiscal year on which the records of the Plan are kept as reported from time to time by the plan administrator to the Internal Revenue Service. The Plan Year, unless subsequently changed in accordance with rules or regulations issued by the Internal Revenue Service or Department of Labor, shall be the 12-month period beginning July 1 of each calendar year.

    (31) "Post Payment Recalculation Date" shall have the meaning assigned in Section 2.1(D) hereof.

    (32) "Qualified Joint and Survivor Annuity" means an annuity that (a) commences immediately, (b) is payable for the life of the Participant with a survivor annuity payable for the life of his spouse which is not less than 50% and is not greater than 100% of the amount of the annuity which is payable during the joint lives of the Participant and his spouse and (c) is the actuarial equivalent of the monthly retirement income payable to the Participant for life under the provisions of the Plan.

    (33) "Qualified Joint and 50% Survivor Annuity Option" shall have the meaning assigned in Section 3.1 hereof.

    (34) "Qualified Preretirement Survivor Annuity" shall mean the minimum death benefit, if any, described in Section 4.1(D) hereof that may be payable to the spouse of a Participant who dies prior to his Annuity Starting Date.

    (35)  "Required  Beginning  Date"  shall  have the meaning  assigned  in
          Section 401(a)(9) of the Code and shall mean:

          (a) if the date of birth of the Participant is on or after July 1, 1917, (i) April 1 of the calendar year that next follows the calendar year in which he attains or will attain the age of 70-1/2 years or (ii) April 1, 1990, whichever is later;

          and

          (b) if the date of birth of the Participant is prior to July 1, 1917, April 1 of the calendar year that next follows the calendar year in which he retires or his service is terminated;

          provided, however, that the Required Beginning Date of any Participant who is a 5-percent owner (within the meaning of Section 416 of the Code) and of any Participant who had retired or whose service had been terminated prior to January 1, 1989 shall not be later than his required beginning date as determined under the provisions of Section 401(a)(9) of the Code as such section applied with respect to tax years beginning before January 1, 1989.

    (36) "Superseded Plan" shall mean, collectively or distributively, as the context may indicate, the qualified retirement plan, if any, that was maintained by an Employer for its eligible employees prior to the Effective Date of the Plan and that the Plan represents an amendment and restatement thereof. References to the Superseded Plan as of any given date shall refer to the provisions as set forth under the terms of the applicable document describing such qualified retirement plan as amended and in effect on such given date prior to the Effective Date of the Plan.

    (37) "Supplement" shall mean any supplement that is attached to and made a part of the Plan and that describes provisions of the Plan that apply only to employees of an Employer or Employers specified in such Supplement. The term "Supplement" shall include, but shall not be limited to, the First Supplement to Retirement Plan for Employees of Melamine Chemicals, Inc. as amended and restated effective July 1, 1985, which was attached to and made a part of the Superseded Plan and which, on and after the Effective Date of the Plan, shall also be attached to and made a part of the Plan; provided, however, that, unless in the opinion of the Committee such a change would be inappropriate due to the context thereof, any references in said Supplement to sections of the Superseded Plan shall refer to the corresponding sections of the Plan (even though the corresponding section in the Plan may not have the same section number that is specified in the Supplement), and said Supplement shall be deemed to have been amended effective as of the Effective Date of the Plan to reflect all applicable changes in section number references.

    (38) "Trust" and "Trust Fund" shall mean the trust fund established pursuant to the terms of the Trust Agreement.

    (39) "Trust Agreement" shall mean the Retirement Trust for Employees of Melamine Chemicals, Inc., as amended and restated effective as of July 1, 1985, as set forth in the trust agreement of that title, and as such trust agreement may be amended from time to time. This Plan shall be attached to such Trust Agreement as Exhibit A (in lieu of the Retirement Plan for Employees of Melamine Chemicals, Inc. as amended and restated effective July 1, 1985).

    (40) "Trustee" shall mean the corporate trustee or trustees or the individual trustee or trustees, as the case may be, appointed from time to time pursuant to the provisions of the Trust Agreement to administer the Trust Fund maintained for the purposes of the Plan.

    (41) "Vested Percentage" shall mean the percentage specified in the schedule below in which the Participant has a nonforfeitable right to his Accrued Benefit, based upon his number of years (ignoring fractions) of Vesting Service as of the date that such percentage is being determined.

                   Years of
               Vesting Service     Vested Percentage

               less than 5 years           0%

               5 or more years           100%

          In the event of a Change of Control, each Participant's Vested Percentage shall be 100%, regardless of the number of the Participant's years of Vesting Service.

          The Vested Percentage of a Participant who has accrued Vesting Service during any Plan Year in which the Plan is "a top-heavy plan" shall be subject to the provisions of Section 4.6 hereof. If a Participant has attained his Normal retirement Age, his vested Percentage shall be 100% regardless of his years of Vesting Service.

    (42) "Vesting Service" shall mean the total period of elapsed time, computed in years and days, during the period beginning on the employee's Last Date of Commencement of Service and ending on his date of retirement or termination of service, or, where applicable, ending on such other date as is specified hereunder; provided, however, that:

          (a) the first 12 months of any continuous absence during such period will be included in the employee's Vesting Service but the portion, if any, of such absence that is in excess of 12 months will be excluded from his Vesting Service, except that any period of such absence that is included in his Credited Service will also be included in his Vesting Service;

          (b) the provisions of Section 1.4 hereof shall apply in the case of an employee who is reemployed with a reinstatement of Vesting Service accrued prior to his Last Date of Commencement of Service, the provisions of Section 1.5 hereof shall apply in the case of an employee who is transferred to or from his status as an eligible Employee and the provisions of Section 1.6 hereof shall apply in the case of an employee who has previously been employed as a leased employee;

          and

          (c) with respect to any Participant in the Plan whose Last Date of Commencement of Service is prior to the Effective Date of the Plan and who was a participant in the Superseded Plan as in effect on the day immediately preceding the Effective Date of the Plan, the Vesting Service that he has accrued under the Plan as of the Effective Date of the Plan shall not be less than the service that he had accrued for the purposes of determining his nonforfeitable right as of such date to the portion of his accrued benefit attributable to employer contributions under the terms of the Superseded Plan as in effect on the day immediately preceding the Effective Date of the Plan.

          Prior to July 1, 1994, Vesting Service shall be determined according to the terms of the Superseded Plan. On or after July 1, 1994 a Participant's Vesting Service shall not be less than the Vesting Service as of June 30, 1994 determined in accordance with the Superseded Plan.

    (B)   The terms  "actuarially equivalent," "equivalent actuarial value,"

"actuarial equivalent"  and  similar  terms  as used herein mean equality in value of the aggregate amounts expected to be received under different forms of  payment  based  upon the same mortality and interest  rate  assumptions,

which shall be determined as follows.

    (1) Unless specifically provided otherwise under the provisions hereof, the mortality and interest rate assumptions used in computing benefits payable on behalf of a Participant upon his retirement or termination of employment and upon the exercise of optional forms of retirement income under the Plan shall be as follows:

          (a) the mortality assumptions shall be based upon the "Unisex Pension Mortality Table Projected to 1984" (UP-1984 Mortality Table); and

          (b)  the interest rate assumption shall be 6%;

          provided, however, that for the purposes of determining the maximum retirement income permitted under the provisions of
          Section 415 of the Code, the mortality and interest rate assumptions used to determine actuarial equivalence for early retirement shall be the assumptions that would produce the early retirement adjustment factors that apply under the provisions hereof in the event of early retirement.

    (2) Any provisions of Subsection (1) above to the contrary not-withstanding, if payment to any Participant (or his Beneficiary) is an actuarially equivalent lump-sum distribution, the amount of payment shall be equal to the actuarial equivalent of the Partic-ipant's "accrued benefit" (within the meaning of Section 411(a)(7) of the Code and regulations issued with respect thereto) commencing at his Normal Retirement Age or the date of termination of his service, whichever is later. Such actuarially equivalent distribution determined under this Subsection (2) shall be determined using the mortality assumptions specified in Subsection
          (1)(a) above and the interest rate that was being used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump-sum distribution on plan termination (as determined under Sections 411(a)(11) and 417 of the Code and regulations issued pursuant thereto) as of the first day of the Plan Year during which the distribution is made or commences.

    (C)   The  term  "single-sum  value" as used herein shall mean the actu-

arially computed present value, as of a given date, of the retirement income payments for which it is determined  based  upon  the interest and mortality

assumptions  specified in the provisions of the Plan.   Unless  specifically

provided otherwise under the provisions hereof, the single-sum value as of a given date of  a Participant's accrued benefit that is scheduled to commence at a later date  shall  be  discounted  for both interest and mortality from such scheduled commencement date to such given date.

    (D)   The terms "herein", "hereof", "hereunder"  and similar terms refer to this document, including the Trust Agreement of which  this document is a part, unless otherwise qualified by the context.

    (E)   The  pronouns  "he", "him" and "his" used in the Plan  shall  also refer to similar pronouns  of the feminine gender unless otherwise qualified by the context.

1.2 - PARTICIPATION

    (A)   Continuation of Participation  of Superseded Plan Participants and

Retroactive  Amendments  to  Superseded  Plan:    Each   person  who  was  a

participant in the Superseded Plan, if any, of the Employer  as  of  the day

immediately  preceding  the  Effective  Date  of  the  Plan  will  become  a

Participant  in  the  Plan  on  the  Effective  Date  of the Plan; provided,

however, that any such Participant who had retired or whose service had been terminated prior to the Effective Date of the Plan and  who is not an active

employee   of   an   Employer   or   in   the  employment  of  a  Designated

Nonparticipating Employer or on a leave of absence granted by an Employer or

Designated Nonparticipating Employer as of  the  Effective  Date of the Plan

shall be entitled on and after the Effective Date of the Plan  to only those benefits, if any, to which he is entitled on and after the Effective Date of the  Plan  under  the  provisions  of  the  Superseded Plan, and he and  his

Beneficiaries  shall not be entitled to any additional  benefits  under  the

Plan as set forth herein unless he reenters the service of an Employer after the Effective Date of the Plan or unless the Plan is amended on or after the

Effective Date of  the  Plan  specifically  to  provide  otherwise; provided further, however, that:

    (1) the provisions of the Plan governing the availability and payment of optional forms of settlement shall be applied with respect to such persons in the same manner as though the Superseded Plan had been amended to incorporate similar provisions, and those forms of payment that are available under the provisions of the Plan shall be the only forms of payment that are available on and after July 1, 1989 to such persons and their beneficiaries, except, with respect to such benefits accrued prior to the Effective Date of the Plan, (i) if a form of payment could be elected under the provisions of the Superseded Plan at the sole discretion of the participant or his beneficiary, such form of payment shall be available to him on and after the Effective Date of the Plan and
          (ii) if a form of payment had been duly elected and duly approved and is in effect on June 30, 1989 under the provisions of the Superseded Plan, such elected form of payment will continue in effect unless it is subsequently revoked or changed on or after July 1, 1989 (a change of beneficiaries under the election will not be considered to be a revocation or change in such election so long as the change in beneficiaries does not alter, directly or indirectly, the period over which distributions are to be made under such elected form of payment) and provided that such form of payment complies with the provisions of Section 401(a)(9) of the Code and regulations and rulings issued with respect thereto;

    (2) in determining the benefits accrued by and payable to a person who was a participant in the Superseded Plan prior to July 1, 1989, the provisions of the Plan that apply to the maximum retirement income permitted under Section 415 of the Code shall be applied retroactively to the first day of the limitation year beginning in 1987, and the Superseded Plan is amended effective as of the first day of the limitation year beginning in 1987 to incorporate provi-sions that will produce the same result;

    (3) in determining the eligibility of an employee to participate in the Superseded Plan on or after July 1, 1988 and prior to July 1, 1989, the provisions of the Plan that apply to the eligibility of employees hired on or after age 60 years to participate in the Plan shall be applied retroactively to July 1, 1988, with respect to employees who have completed at least one Hour of Service with the Employer after such date, and the Superseded Plan is amended effective as of July 1, 1988 to incorporate provisions that will produce the same result;

    (4) in determining the benefit accrued after his Normal Retirement Date and prior to July 1, 1989 by a participant in the Superseded Plan who completed at least one Hour of Service with the Employer which was after both July 1, 1988 and his Normal Retirement Date, the provisions of the Plan that take into account, in the calculation of the accrued benefit of a Participant who continues in the employment of the Employer after his Normal Retirement Date, his Compensation received and his Credited Service accrued after his Normal Retirement Date shall be applied retroactively to July 1, 1988, and the Superseded Plan is amended effective as of July 1, 1988 to incorporate provisions that will recognize compensation received and service accrued after the participant's Normal Retirement Date in a similar manner to determine the "Credited Service," and "Final Average Monthly Compensation" that are applied in determining his benefit accrued prior to July 1, 1989 under the benefit formulas of the Superseded Plan, but the benefit formulas of the Superseded Plan, including any restrictions or maximums on his Final Average Monthly Compensation and Credited Service (or their corresponding terms under the Superseded Plan) that were imposed under the Superseded Plan for a reason other than the attainment of his Normal Retirement Date, shall apply in determining such benefit accrued prior to January 1, 1989;

    and

    (5) if the benefits that are payable on behalf of any such Participant under the provisions of the Superseded Plan require modification to permit benefits to be paid to specified individuals other than the Participant in order to comply with any qualified domestic relations order under Section 414(p) of the Code, or to comply with any other provisions of said Code, the terms and benefits of the Superseded Plan will be considered to have been modified with respect to the Participant affected to the extent necessary to comply with such provisions of said Code.

    (B)   Participation  of  Other Employees:  Each Employee  who  does  not become a Participant in accordance  with  the  provisions  of Section 1.2(A)

above  and who is in the service of the Employer on or after  the  Effective

Date of  the Plan will become a Participant in the Plan on the completion of both six months  of employment and at least 1,000 hours of service during an eligibility computation period.

    (C)   Participation  Following  Reemployment:   The  above provisions of

this  Section  1.2  describe  the  date  on which an eligible Employee  will initially become a Participant in the Plan.  In the event that an Employee's service  is  terminated and he subsequently  reenters  the  service  of  the

Employer, the  date  on or after the date of his reentry as of which he will become a Participant in the Plan is subject to the provisions of Section 1.4 hereof.

1.3 - LEAVE OF ABSENCE AND TERMINATION OF SERVICE

    Any absence from the  active  service  of  the  Employer by reason of an approved  absence  granted  by  the  Employer because of accident,  illness,

layoff with the right of recall or military service, or for any other reason

on  the  basis  of  a  uniform  policy  applied   by  the  Employer  without

discrimination, will be considered a leave of absence  for  the  purposes of the Plan and will not terminate an employee's service provided he returns to the  active  service  of  the Employer at or prior to the expiration of  his leave or, if not specified  therein, within the period of time which accords with the Employer's policy with respect to permitted absences.

    Absence from the active service  of  the  Employer because of compulsory engagement in military service will be considered a leave of absence granted by the Employer and will not terminate the service  of  an  employee  if  he returns  to  the  active  service  of the Employer within the period of time during which he has reemployment rights  under any applicable Federal law or within 60 days from and after discharge or  separation  from such compulsory engagement if no Federal law is applicable.  No provision of this section or in the Plan shall require reemployment of any employee whose  active service with the Employer was terminated by reason of military service.

    If the employee does not return to the active service of the Employer at or  prior  to  the expiration of his leave of absence as above defined,  his service will be considered terminated as of the earliest to occur of (i) the date on which his  leave  of  absence expired, (ii) the first anniversary of the date on which his leave of  absence  began  or  (iii)  the  date  of his resignation,  quit,  discharge or death; provided, however, that if any such employee, who is on a leave of absence and who was a Participant in the Plan or Superseded Plan on  the  date on which his leave began, is prevented from his timely return to the active service of the Employer because of his total and permanent disability prior  to  his Normal Retirement Date or his death,

he shall, nevertheless, be entitled,  if he meets the requirements necessary to qualify therefor, to any disability  benefit  as  provided in Section 2.3 hereof or to any death benefit as provided in Section  2.4 hereof, whichever is applicable, as though he returned to active service immediately preceding the date of his total and permanent disability or his death.

    If  an  employee has an absence from the service of the  Employer  which begins on or after July 1, 1985 and is due to the pregnancy of the employee,

the birth of  a  child  of the employee or the placement of a child with the employee in connection with  the  adoption of such child by such employee or is  for  the  purpose  of  caring for such  child  for  a  period  beginning immediately following such birth  or  placement, the rights of such employee under the Plan shall not be less favorable to the employee than those rights that he would have had if he had been granted  a  one-year  leave of absence beginning  on the date on which his absence began.  If the service  of  such employee is  terminated during such absence, the date of termination of such employee for purposes  of  determining  his accrued Vesting Service shall be deemed to be the first anniversary of the  date  on which such absence began and  the  rights  of  such  employee  under  Section 1.4  hereof  to  resume participation in the Plan and to a reinstatement  of  his  previous Credited

Service  and  Vesting  Service  upon  his  reemployment  shall not  be  less favorable to the employee than those corresponding rights that he would have under such section if the date of termination of his service  had  been  the second  anniversary of the date on which his absence began and if the length of such employee's Break in Service were based on that termination date.

    In the event that an employee's service with the Employer is interrupted because of  any absence from the active service of the Employer which is not deemed a leave  of  absence as defined above, his service will be considered terminated as of the date of his retirement, quit, discharge, resignation or death or, if earlier, as of the first anniversary of the date of such inter-

ruption for any other reason.

    Transfers of an employee's  service  among  the Employers and Designated

Nonparticipating Employers shall not be deemed interruptions  of his service and  shall not constitute a termination of service for the purposes  of  the

Plan.

1.4 - REEMPLOYMENT

    (A)   Reemployment  Prior  to  Incurring  a  Break  in  Service:  If any

employee, whose service is terminated on or after the Effective  Date of the

Plan,  reenters the active service of the Employer and performs an  Hour  of

Service  within  the  12-month  period  immediately  following  the  date of termination  of his service, he shall not incur a Break in Service, and  his

Last Date of Commencement  of  Service  shall  be  determined  as though his service had not previously been terminated.  On and after such reentry,  any such  employee  shall  be  treated under the Plan as though he had been on a leave of absence granted by the Employer during the period between such date that  his  service was previously  terminated  and  such  date  of  reentry.

However, if  any  such employee was entitled to a benefit under Section 2.1,

2.2, 2.3 or 2.4(A) hereof prior to his reentry, his rights under the Plan on and after his date  of  reentry  shall  be  determined under Section 1.4(B),

1.4(C), 1.4(D) or 1.4(E) below, whichever is  applicable,  except  that  his reinstated  Vesting Service shall not be less than that determined under the above provisions of this Section 1.4(A).

    (B)   Reemployment   of   Vested   Terminated   Participant   Prior   to

Commencement  of  Payments:   If a Participant's service is terminated on or

after  his  Initial  Vesting  Date  for  a  reason  other  than  his  normal retirement,  early  retirement or  disability  retirement  as  described  in

Sections 2.1, 2.2 and 2.3 hereof, respectively, and he subsequently reenters the active service of  the  Employer  prior to his Annuity Starting Date, he will become a Participant upon the date of such reentry and will be entitled to a reinstatement of the Vesting Service  and  Credited Service that he had accrued on the date of termination of his service in lieu of the benefits to which he was entitled under the Plan prior to his reentry.

    (C)   Reemployment of Retired or Vested Terminated
          Participant After Commencement of Payments:

    (1) If a Participant, whose service is terminated on or after the Effective Date of the Plan and who has received a portion but not all of the retirement income to which he is entitled under the provisions of Section 2.1, 2.2 or 2.4(A)(1) hereof, subsequently reenters the active service of the Employer, he shall become a Participant upon the date of such reentry and the following provisions shall apply.

          (a) If the date of his reentry is prior to his Required Beginning Date, subject to the provisions of Sections 1.4(C)(2) and 2.1(D) hereof, no retirement income payments shall be made during the period of such reemployment. Upon the subsequent retirement or termination of service of such a Participant, his benefit under the Plan shall be determined in the same manner as that of a vested terminated Participant whose retirement income payments have not commenced and who subsequently reenters the service of the Employer as described in Section 1.4(B) above, except that the benefit payable under the Plan to or on behalf of such Participant upon his subsequent retirement or termination of service shall be reduced on an actuarially equivalent basis by an amount equal to the sum of the retirement income and other benefit payments that he received under the provisions of
               Section 2.1, 2.2, 2.4(A) or 3.1 hereof, whichever is applicable, prior to such reentry into the service of the Employer; provided, however, that the monthly retirement income payable to any such Participant on and after the date of his subsequent retirement shall not be less than the actuarial equivalent, determined as of the date of his subsequent retirement, of the retirement income that would have been payable on and after such date if he had not reentered the service of the Employer but had continued to receive his retirement income payments during the period of his reemployment; and provided further, however, if any such Participant reenters the active service of the Employer on or after his Normal Retirement Date, the monthly retirement income payable on behalf of such Participant in accordance with the provisions of Section 2.1 upon his subsequent retirement shall not be less than the amount that can be provided on an actuarially equivalent basis by the single-sum value required, as of such date of reentry, to provide the retirement income that otherwise would have been payable on his behalf after such date of reentry, accumulated with interest from such date of reentry to the date of his subsequent retirement or termination of service.

          (b) If the date of his reentry is on or after his Required Beginning Date, he shall continue to receive the benefits to which he is entitled on and after such date, and any future benefits that he accrues after his Required Beginning Date shall be determined in accordance with the provisions of
               Section 411(b)(1)(H) of the Code and regulations issued with respect thereto in a manner similar to that described in
               Section 2.1(D) hereof.

    (2) In lieu of having his retirement income payments discontinued and his benefit payable upon his subsequent retirement or termination determined in accordance with the provisions of Section 1.4(C)(1) above, any such Participant, whose Vested Percentage at the date of his retirement or termination of service was 100%, who is receiving retirement income payments under the Plan and who reenters the active service of the Employer on less than a full-time basis, may upon such reentry elect in writing filed with the Committee to continue to receive his retirement income payments after his reemployment in the same manner as though he had not reentered the service of the Employer. Any such Participant whose retirement income payments are continued in accordance with the provisions above shall be treated as if he then first entered the service of the Employer except that:

          (a) upon the date after his reentry that he satisfies the requirements to become a Participant in the Plan, he shall become a Participant, retroactively, as of the date of his reentry; provided, however, if the period of his severance from service is less than one year, he shall become a Participant immediately on the date of his reentry;

          (b) upon his becoming a Participant, he shall be entitled to a reinstatement of the Vesting Service that he had accrued as of the date of his previous retirement or termination of service; and

          (c) he shall not accrue any additional Credited Service during any "reemployment benefit accrual computation period" that he is credited with less than 1,000 Hours of Service. The "reemployment benefit accrual computation period" of any such Participant shall mean the 12-month period beginning on the date of his reentry and on each anniversary of such date.

    The benefit which any such Participant accrues  after  the  date  of his reentry,  which  is  payable to such Participant or his Beneficiary upon his subsequent retirement  or  termination  of  service, shall be limited to the amount that can be provided by the monthly retirement  income,  if any, that he  accrues  subsequent  to  such  date  of  reentry based upon his Credited

Service and Final Average Monthly Compensation determined in the same manner as though he then first entered the service of  the  Employer on the date on or  after  his  reentry  that  he  commences  to accrue additional  Credited

Service; provided, however, that such income that such a Participant accrues subsequent to his date of reentry shall not cause  the  actuarial equivalent of the total income payable to the Participant or his Beneficiary  under the

Plan to exceed the amount that would have been payable if he had not elected

to  continue  to receive his retirement income after his reemployment.   The

retirement income that is continued during the period of reemployment of any such Participant  who  is reemployed on less than a full-time basis shall be discontinued if the Participant is employed on a full-time basis at any time after his reentry.  If the  retirement  income  of  any  such Participant is subsequently  discontinued, his benefit under the Plan shall  be  determined under this Section 1.4(C) (and not under Section 1.4(A) above) as though his service had been  terminated  on  the  date  that  his retirement income was discontinued  and  as though he had reentered the service  of  the  Employer immediately thereafter.

    (D)   Reemployment  After  Disability Retirement:  If a Participant, who

has retired on or after the Effective  Date of the Plan under the provisions of  Section  2.3 and who has not prior to  his  reentry  received  the  full actuarially equivalent value of the disability retirement income to which he was entitled under Section 2.3 hereof, recovers from disability and reenters the active service  of  the  Employer  within one year after the date of his recovery from disability by accepting reemployment  offered  by the Employer within  30  days after such offer, his service will be deemed to  have  been continuous and  he  will  receive Credited Service and Vesting Service under the  Plan  for  that period during  which  he  was  considered  totally  and permanently disabled as provided herein.

    (E)   Reemployment  After  Full  Settlement:  If a Participant's service has been terminated on or after the Effective  Date  of  the  Plan  for  any reason  and  he was entitled, upon such termination, to a monthly retirement income under the provisions of Section 2.1, 2.2, 2.3 or 2.4(A)(1) hereof and he reenters the  active  service  of  the  Employer after the full actuarial equivalent value of such retirement income has  been  paid on his behalf, he shall become a Participant on the date of his reentry and  shall be entitled to a reinstatement of the Vesting Service and Credited Service  that  he had accrued  as  of  such  previous date of termination, but the benefit payable under the Plan to or on  behalf  of  such  Participant  upon  his subsequent retirement  or  termination  of  service shall be reduced by the actuarially equivalent value of such retirement  income that has been previously paid on his behalf.

    (F)   Reemployment of Other Employees:  Any other former employee who is not included under the provisions of Section  1.4(A), 1.4(B), 1.4(C), 1.4(D)

or  1.4(E) above and who subsequently reenters the  active  service  of  the

Employer  following  his termination of service will be treated as though he then first entered the service of the Employer; provided, however, that:

    (1) with respect to any such employee whose service is terminated on or after the Effective Date of the Plan and who incurred a Break in Service prior to the date of his reentry, the following special provisions shall apply:

          (a) if the number of years and days included in his Break in Service is less than either five years or the number of years and days of Vesting Service that he had accrued as of the date of termination of his service, such employee shall be entitled, upon the date as of which he becomes a Participant in the Plan, to a reinstatement of the Credited Service and Vesting Service that he had accrued as of such previous date of termination of service;

          (b) if such employee was a Participant in the Plan as of the date of termination of his service and he is entitled to a reinstatement of his previous Credited Service and Vesting Service under (a) above, he shall be eligible to become a Participant in the Plan as of the date of his reentry; and

          (c) if such employee was not a Participant in the Plan as of the date of termination of his service but he is entitled to a reinstatement of his previous Credited Service and Vesting Service under (a) above, the date on which he will be eligible to become a Participant in the Plan following his date of reentry shall not be later than the date on which he would have been eligible to become a Participant if he had been on a leave of absence during the period between the date of his previous termination of service and the date of his reentry; and

    (2) for purposes of determining Vesting Service and Credited Service under the Plan following such date of reemployment, the following special provisions shall apply:

          (a) if the Break in Service of any such employee whose service is terminated on or after the Effective Date of the Plan is for a period of less than five years or if the number of years and days included in the Break in Service is less than the number of years and days of Vesting Service that he had accrued as of the date of termination of his service, such employee shall be entitled, upon the date as of which he becomes a Participant in the Plan, to a reinstatement of the Credited Service and Vesting Service that he had accrued as of such previous date of termination of service; and

          (b) with respect to any such employee whose service was ter-minated prior to the Effective Date of the Plan (while the Superseded Plan was in effect with respect to the Employer by which he was employed at the date of termination of his service) and who had reentered the active service of the Employer prior to the Effective Date of the Plan or who reenters the active service of the Employer on or after the Effective Date of the Plan, his rights under the Plan to reinstatement of the period of his service prior to such date of reentry into the service of the Employer for purposes of determining his Vesting Service and Credited Service shall be determined under the applicable provisions of the Superseded Plan as in effect on the date of his prior termination of service; provided, however, if any such employee, whose ser-vice was terminated prior to the first day of the 1985 plan year of the applicable Superseded Plan and whose next succeeding date of reentry into the service of the Employer is on or after the Effective Date of the Plan, would have been entitled to a reinstatement of the service used to determine his nonforfeitable right to benefits under the provisions of the Superseded Plan as of his previous termination of service if he had reentered the service of the Employer on the first day of such applicable 1985 plan year, the rights upon such reentry of any such employee shall not be less favorable to the employee than the corresponding rights of an employee whose service is terminated on or after the Effective Date of the Plan as described in (a) above.

    (G)   Reemployment of Employee Who Does Not  Qualify  as  an "Employee":

The  rights  of  any  terminated  employee  of  the Employer who was not  an

Employee as defined herein on the date of termination of his service and who is reemployed in a status in which he qualifies as  an  Employee  as defined herein shall be determined in accordance with the provisions of the  Plan in the  same  manner  as  though  such employee had been an Employee as defined herein on the date of termination  of his service (but his benefits, if any,

under  the  Plan  shall  be determined ignoring  such  one  day  of  assumed employment as an Employee  as defined herein).  The rights of any terminated employee of an Employer who  is  reemployed  by  the Employer in a status in which  he  does  not  qualify  as  an Employee as defined  herein  shall  be determined in accordance with the provisions  of the Plan in the same manner as though such employee had been reemployed by  the  Employer as an Employee as defined herein and had immediately thereafter been  transferred  from his status as an Employee as defined herein (but his benefits, if any, under the

Plan shall be determined ignoring such one day of assumed employment  as  an

Employee as defined herein).

    (H)   Reemployment  of Employee of Designated Nonparticipating Employer:

The  rights of any terminated  employee  of  a  Designated  Nonparticipating

Employer  who is reemployed by an Employer as an Employee as defined  herein shall be determined  in  accordance  with  the provisions of the Plan in the same manner as though such employee had been  an  Employee as defined herein on the date of termination of his service (but his  benefits,  if any, under the Plan shall be determined ignoring such one day of assumed employment  as an Employee as defined herein).  The rights of any terminated Employee of an

Employer  who  is reemployed by a Designated Nonparticipating Employer shall be determined in  accordance  with  the  provisions  of the Plan in the same manner as though such Employee had been reemployed by the Employer as an Em-

ployee as defined herein and had immediately thereafter  been transferred to such Designated Nonparticipating Employer (but his benefits,  if  any, under the Plan shall be determined ignoring such one day of assumed employment  as an Employee as defined herein).

    (I)   Employment    with    Former   Employer   or   Former   Designated

Nonparticipating Employer:  In determining  the rights under the Plan of any employee  who  was  previously employed (either  before,  on  or  after  the

Effective Date of the  Plan)  by an employer, which was formerly an Employer participating in the Plan or Superseded  Plan  or  was formerly a Designated

Nonparticipating  Employer  but  which  is  not  currently  an  Employer  or

Designated  Nonparticipating  Employer,  the  period  of   such   employee's

employment  with  such  employer  while  it  was  an  Employer or Designated

Nonparticipating  Employer,  as  the  case  may be, shall be  recognized  in determining  the Vesting Service of such employee  in  the  same  manner  as though such employment  during  such period had been with a current Employer or Designated Nonparticipating Employer,  but  any period of employment with such employer after the date that it ceased to be  an Employer or Designated

Nonparticipating Employer shall not be recognized and  his  service shall be deemed to have been terminated during such period that such employer  is not an Employer or Designated Nonparticipating Employer.

1.5 - TRANSFER TO OR FROM STATUS AS AN ELIGIBLE EMPLOYEE

    An  employee  will  be  deemed  to  be transferred from his status as an eligible  Employee  in  the event that he remains  in  the  service  of  the

Employer but has a change in his employee status so that he no longer quali-

fies as an Employee as defined herein or in the event that he is transferred to  and  becomes an employee  of  a  Designated  Nonparticipating  Employer.

Conversely,  an  employee  of  an Employer who is not an Employee as defined herein  will  be deemed to be transferred  to  the  status  of  an  eligible

Employee in the  event  that  he remains in the service of the Employers but has a change in his employee status  so  that  he  becomes  an  Employee  as defined  herein  or,  if he was an employee of a Designated Nonparticipating

Employer, in the event  that  he  is  transferred  to  an Employer from such

Designated  Nonparticipating  Employer  and becomes an Employee  as  defined

herein.   The  service  of  such  a  person described  above  shall  not  be considered to be interrupted by reason  of  any  such  transfer, and service with the Designated Nonparticipating Employer or with the Employer while not qualified as an Employee as defined herein shall be determined  in  the same manner  as  service  with  the  Employer  while  qualified as an Employee as defined herein.  Any provisions of Section 2.1, 2.2,  2.3  or  2.4 hereof to the contrary notwithstanding, the benefits of any such Participant  who  has been  transferred  to or from the status as an eligible Employee on or after the date that the Plan  or  Superseded  Plan  first  became  effective  with respect to his Employer shall be determined in accordance with the following provisions  of  this Section 1.5.  With respect to any employee who had been transferred to or  from the status as an eligible Employee prior to the date that the Plan or Superseded  Plan first became effective with respect to his

Employer, his employee status  as of his first day of employment on or after such  date that the Plan or Superseded  Plan  first  became  effective  with respect  to  his  Employer  shall  be  deemed  for  the purposes of the Plan

(subject  to the provisions of Section 1.5(C)(1) below)  to  have  been  his employee status  during  the entire period of his prior service, except that he shall not accrue any Credited  Service under the Plan for any such period of  service  that he was in the service  of  a  Designated  Nonparticipating

Employer and not  in the service of the Employer and he shall not accrue any

Credited Service during  such period prior to the Effective Date of the Plan that would have been excluded from his Credited Service under the provisions of the Superseded Plan.  Upon  transfer of employment of a Participant to or from a Designated Nonparticipating  Employer  assets shall be transferred in an amount actuarially equivalent to the Participant's Accrued Benefit on the date  of transfer.  If an annuity was purchased  for  any  Participant,  the value of  such  annuity  shall  be  considered  assets  of the plan, and any

benefit payable under the Plan shall be reduced by such annuity.   If, after

transfer  of  employment  to the Employer from a Designated Nonparticipating

Employer a Participant terminates  employment with the Employer resulting in the forfeiture of any benefits, a credit  shall  be  given  to each previous employer.  The amount of such credit shall be a percentage of the forfeiture determined by dividing the portion of the Participant's Accrued  Benefit (as of  the  date  of termination) that is attributable to employment with  each

previous employer  by  the  total  Accrued  Benefit.   The  portion  of  the

Participant's  Accrued  Benefit  attributable  to employment with a previous

employer  is  described  in  Section 1.5(B) below.   In  no  event  shall  a

Participant's Vested Percentage  as  to  his Accrued Benefit be decreased by transferring to or from a Designated Nonparticipating Employer.

    (A)   Eligibility for Benefits:  In determining  the eligibility of such an employee to whom the provisions of this Section 1.5  are  applicable  for participation  in  the  Plan  and  in  determining  his  eligibility for the benefits provided under the Plan, his Vesting Service and  Hours  of Service shall  be  determined  in  the  same  manner  as though his service with the

Designated  Nonparticipating  Employers and with  the  Employers  while  not qualified  as  an Employee as defined  herein  had  been  accrued  with  the

Employers while  qualified  as  an  Employee  as  defined  herein.  Any such employee who is transferred to the status of an Employee as  defined  herein shall  become  a  Participant  in  the  Plan  on the date that he becomes an

Employee as defined herein if he has otherwise satisfied the requirements to become a Participant in the Plan as described in Section 1.2 hereof prior to such date that he becomes an Employee as defined herein.

    (B)   Computation of Benefits:  A Participant  to whom the provisions of this  Section 1.5 are applicable shall be entitled upon  his  retirement  or termination  of  service  (or his Beneficiary shall be entitled in the event his  service  is terminated by  reason  of  his  death),  if  he  meets  all requirements necessary  to  qualify  for  a  benefit under the provisions of

Section  2.1,  2.2,  2.3  or  2.4  hereof  or under the  provisions  of  any applicable Supplement hereto, as the case may  be,  to  a benefit payable in accordance with the provisions of Section 2.1, 2.2, 2.3 or  2.4 hereof or in accordance with the provisions of any applicable Supplement hereto,  as  the case may be, but the amount of the monthly retirement income that is payable on  his  behalf  under  the Plan shall, subject to the provisions of Section

1.5(C) below, be equal to the sum of:

    (1) the monthly retirement income payable on behalf of such Participant under the provisions of Section 2.1, 2.2, 2.3 or 2.4 hereof or under the provisions of any Supplement hereto, as the case may be, using the Participant's Credited Service which he accrued while in the service of the Employers hereunder while qualified as an Employee as defined herein;

    plus

    (2) the monthly retirement income payable on behalf of such Participant computed using (i) the Credited Service which he accrued while in the service of the Designated Nonparticipating Employer, (ii) the retirement benefit formula of such prior plan as in effect on the date that the employee's service with the Designated Nonparticipating Employer terminated and (iii) the Participant's Final Average Monthly Compensation as determined under the terms of this plan.

    (C)   Special  Provisions Applicable to Benefits:   The  monthly  income

computed under this Section 1.5 shall be subject to the following:

    (1) there shall be no duplication of service in computing benefits under the Plan and under any other qualified pension or annuity plan to which any Employer or Designated Nonparticipating Employer makes contributions on behalf of its employees who are not Em-ployees as defined herein, and, if service accrued while qualified as an Employee as defined herein is used in determining the accrued benefit of the Participant under any such other qualified pension or annuity plan, then the portion of the benefit payable under the Plan based on such duplicated service shall be reduced (but not so as to produce a negative amount) by the actuarially equivalent amount of the benefit payable under such other qualified pension or annuity plan based on such duplicated service;

    (2) all compensation that the Participant received from the Designated Nonparticipating Employers and from the Employers while not qualified as an Employee as defined herein shall be treated in determining his Final Average Monthly Compensation in the same manner as though such compensation had been received from the Employer while qualified as an Employee as defined herein;

    (D)   Payments  From  One  Trust  Fund:   In  lieu  of  the  payment  of

retirement  income or other benefits to such a Participant  from  the  trust fund of more  than  one  qualified  pension  plan  of the Designated Nonpar-

ticipating Employers and the Employers, the administrators  of  the  pension plans  may,  by  mutual agreement, provide for payment of the entire monthly income or other benefit  from  one trust fund with appropriate reimbursement to the trustee of the trust fund  from  which the benefits are to be paid by transfer of funds equal to the single-sum  value  of  the  benefits  payable under  the  other  plan  (or  plans)  to  the trust fund from which benefits actually will be paid.

1.6 - PARTICIPATION AND BENEFITS FOR FORMER LEASED EMPLOYEES

    A Leased Employee of an Employer or Designated Nonparticipating Employer

shall not be deemed for any purposes of the  Plan  to be an Employee of such

Employer  or Designated Nonparticipating Employer.  However,  in  the  event that any such  former  Leased  Employee  qualifies as an Employee as defined herein on or after the Effective Date of the Plan, unless the Plan is other-

wise excluded by applicable regulations from  the  requirements  of  Section

414(n)  of  the  Code,  the  total  period  that he provided services to the

Employer or Designated Nonparticipating Employer  as a Leased Employee shall be  treated under the Plan in determining his nonforfeitable  right  to  his

Accrued  Benefit  and his eligibility to become a Participant in the Plan in the manner described  in  Section  1.5(A)  hereof  as  though he had been an

Employee  of a Designated Nonparticipating Employer during  such  period  of service (but  such service shall not be included in the service that is used to calculate any benefits that he accrues under the Plan).

1.7 - RIGHTS OF OTHER EMPLOYERS TO PARTICIPATE

    Any corporation, association, joint venture, proprietorship, partnership or other business  organization may, in the future, adopt the Plan on behalf of all or certain of  its Employees by formal action on its part in the man-

ner described in Section  6.7  hereof  provided  that the Company, by formal action on its part in the manner described in Section  6.7  hereof,  and the

Committee both approve such participation.

    The administrative powers and control of the Company, as provided in the

Plan,  shall  not  be  deemed  diminished  under  the  Plan by reason of the participation  of  any other Employers in the Plan, and such  administrative powers and control specifically  granted  herein to the Company with respect to the appointment of the Committee, amendment of the Plan and other matters shall apply only with respect to the Company.

    The  Plan is a single plan with respect  to  all  Employers  unless  the

Company, by formal action on its part in the manner described in Section 6.7 hereof, specifically  provides  that  the Plan shall be a separate plan with respect to any Employer or to any division  of  any Employer or with respect to any group of Employers and/or divisions.  In the event that the Plan does not represent a single plan with respect to all divisions  of  any Employer,

the  division  or  divisions  with  respect  to which the Plan represents  a separate  plan  shall be considered for the purposes  of  this  section  and treated under the  Plan  as one Employer and its other division or divisions shall be considered for the  purposes  of this section and treated under the

Plan as a separate Employer or, if applicable, as separate Employers.

    The  contributions of any Employer that  is  a  member  of  a  group  of

Employers  with  respect to which the Plan represents a single plan shall be available to provide  benefits  on  behalf  of  any Participants who are em-

ployees of any other Employers that are members of  such group but shall not be  available  to  provide  benefits on behalf of any Participants  who  are

employees  of  any Employers that  are  not  members  of  such  group.   The

contributions of  any  Employer  with respect to which the Plan represents a single plan for only that Employer shall be available to provide benefits on behalf of Participants who are its  employees  but shall not be available to provide benefits on behalf of Participants who are  employees  of  any other

Employers.

    Any Employer may withdraw from the Plan at any time by formal action  on its  part,  in  the  manner  described in Section 6.7 hereof, specifying its determination to withdraw.  Any  such withdrawing Employer shall furnish the

Committee and the Trustee with evidence of the formal action of its determi-

nation to withdraw.  Any such withdrawal  may be accompanied by such modifi-

cations to the Plan as such Employer shall deem proper to continue a retire-

ment plan for its Employees separate and distinct  from  the retirement plan herein set forth.  Withdrawal from the Plan by any Employer shall not affect the  continued  operation  of the Plan with respect to the other  Employers;

provided, however, in the event  of  the withdrawal of an Employer that is a member of a group of Employers with respect  to  which the Plan represents a single plan and in the event that provision is made  for the continuation of a  retirement  plan  for  its  Employees  separate  and  distinct  from  the retirement plan herein set forth, the share, if any, of the  assets  of  the

Trust  Fund  allocable  to  such  group  of Employers that is transferred on behalf of such withdrawing Employer to such  other  retirement plan shall be equal to the assets, if any,  that would have been allocated  on  behalf  of the  employees  of such withdrawing Employer under the provisions of Section

4.5 hereof if such  withdrawing Employer had terminated its participation in the Plan on the date of such withdrawal; provided, however, that the Company may, in its absolute  discretion, direct that an additional amount of assets be  transferred  on behalf  of  such  withdrawing  Employer  to  such  other retirement plan provided  that  the  transfer  of  such additional amount of assets would not lower the amount of the distributions that would be made on behalf of the Participants who are employees of the other Employers that are members of such group of Employers with respect to which the Plan represents a single plan if the Plan were terminated as of the  effective  date of such transfer with respect to all of the Employers that are members of such group of Employers.

    The  Company,  by  formal action on its part in the manner described  in

Section 6.7 hereof, may  in its absolute discretion terminate any Employer's participation in the Plan  at any time, and the provisions of the Plan shall be applied with respect to such Employer in the same manner as though it had voluntarily withdrawn as a participating Employer.



                              SECTION 2

            NORMAL AMOUNT AND PAYMENT OF RETIREMENT INCOME


2.1 - NORMAL RETIREMENT AND RETIREMENT INCOME

    Normal retirement under  the  Plan is retirement from the service of the

Employer  on  or after the date that  the  Participant  attains  his  Normal

Retirement Age.   No provision of this section or the Plan shall require the retirement of a Participant  upon  his  attainment  of his Normal Retirement

Age, but actual retirement shall be governed by the policy  of the Employer.

In  the  event  of normal retirement, payment of retirement income  will  be governed, subject  to  the  provisions of Section 4 hereof, by the following provisions of this Section 2.1.

    (A)   Normal  Retirement Date:   The  Normal  Retirement  Date  of  each

Participant will be  the  first  day  of  the  month coincident with or next following (a) the date on which he attains his Normal  Retirement  Age.  Any

Participant who retires after attaining his Normal Retirement Age but  prior to  his Normal Retirement Date and who is surviving on his Normal Retirement

Date shall be considered for the purposes of the Plan to have retired on his

Normal Retirement Date.

    (B)   Amount  of  Retirement  Income:   The  monthly  retirement  income

payable  in  the  manner described in Section 2.1(C) hereof to a Participant who retires on or after  his Normal Retirement Date shall be an amount equal to his Credited Service multiplied by the sum of (i) 1.4% of that portion of his Final Average Monthly  Compensation  which  is not in excess of $600 and

(ii) 1.8% of that portion, if any, of his Final Average Monthly Compensation which is in excess of $600.

    Each section 401(a)(17) employee's Accrued Benefit  under this plan will be greater of the Accrued Benefit determined for the employee  under  1 or 2 below:

    (1) the employee's Accrued Benefit determined with respect to the benefit formula applicable for the plan year on or after July 1, 1994, as applied to the employee's total years of Credited Ser-vice, or

    (2)   the sum of

          (a) the employee's accrued benefit as of June 30, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations, and

          (b) The employee's accrued benefit determined under the benefit formula applicable for the plan year beginning on or after July 1, 1994, as applied to the employee's years of Credited Service credited to the employee for plan years beginning on or after July 1, 1994.

A  section 401(a)(17) employee  means  an  employee  whose  current  Accrued

Benefit as of a date on or after July 1, 1994 is based on compensation for a year beginning prior July 1, 1994 that exceeded $150,000.

    The  monthly  amount  of  retirement income payable to a Participant who retires after his Normal Retirement  Date,  however,  shall not be less than that amount that can be provided on an actuarially equivalent  basis  by the sum  of  (i)  the  single-sum  value as of his Normal Retirement Date of the normal monthly retirement income  that  would have been payable to him under the provisions of the Plan or Superseded  Plan,  whichever is applicable, as in  effect on his Normal Retirement Date if he had  retired  on  his  Normal

Retirement  Date  (based upon his Credited Service and Final Average Monthly

Compensation determined  as  though  he  had  actually retired on his Normal

Retirement Date) and (ii) the amount of interest on such single-sum value in

(i)  above,  where  the  interest  shall  be compounded  annually  from  the

Participant's Normal Retirement Date to his  actual  retirement  date.   All

computations  to determine such minimum monthly retirement income payable to or on behalf of  such  a  Participant (including any computations to convert such minimum monthly retirement  income to an actuarially equivalent retire-

ment income or other benefit that may be payable on his behalf under Section

2.4(B) or 3.1 hereof) shall be on  the  basis  of the interest and mortality assumptions  that  were  being  used  as of his Normal  Retirement  Date  to determine actuarially equivalent non-decreasing annuities.

    (C)   Payment of Retirement Income:   The monthly retirement income pay-

able in the event of normal retirement will  be  payable on the first day of

each  month.   The  first payment will be made on the  Participant's  Normal

Retirement Date, or,  if the Participant retires after his Normal Retirement

Date, the first payment  will  be  made  on  the  first  day  of  the  month coincident  with  or  next following the date of his actual retirement.  The last payment will be the  payment  due  immediately  preceding  the  retired

Participant's  death;  except  that, in the event the Participant dies after his  retirement but before he received  retirement  income  payments  for  a period  of  10  years,  the  same  monthly  benefit  that was payable to the

Participant  will be paid for the remainder of such 10-year  period  to  the

Beneficiary designated  by  the Participant or, if no designated Beneficiary is surviving, the same monthly benefit shall be payable for the remainder of such 10-year period as provided in Sections 5.2 and 5.3 hereof.

    (D)   Special Provisions  Applicable to Participants Who Receive Retire-

ment  Income  Payments While Continuing  in  Employment  of  Employer  After

Required Beginning Date:  Any of the above provisions of this Section 2.1 to the contrary notwithstanding,  but  subject to the provisions of Section 4.1 hereof, a Participant who continues in the employment of the Employer beyond his Required Beginning Date shall start  receiving monthly retirement income payments commencing as of his Required Beginning Date.  Such monthly retire-

ment income payments shall be determined and  payable  in the same manner as though the Participant had actually retired on his Required  Beginning Date.

The  retirement  income  payable  to such a Participant shall thereafter  be subject to adjustment as of the first  day  of  each  Plan Year which begins after  his  Required  Beginning  Date and prior to the date  of  his  actual retirement and shall be subject to  adjustment  as  of  the first day of the month  coincident  with or next following the date of his actual  retirement

(each  such adjustment  day  is  herein  referred  to  as  a  "Post  Payment

Recalculation  Date")  to reflect the additional accruals, if any, that such

Participant is entitled  to  receive  because  of  his  employment after his

Required Beginning Date.  The additional retirement income,  if any, payable to  any such Participant on and after an applicable Post Payment  Recalcula-

tion  Date  shall be determined in accordance with the provisions of Section

411(b)(1)(H)  of  the  Code and regulations issued with respect thereto, and the  actuarial  equivalent  of  the  retirement  income  payments  that  the

Participant has received  under  the  provisions  of this Section 2.1 on and after his Required Beginning Date and prior to the  applicable  Post Payment

Recalculation Date shall be used as an offset in the determination  of  such additional income, but such offset shall not result in the retirement income payable  to  the Participant being reduced below the amount that was payable on his behalf  immediately  prior  to  such Post Payment Recalculation Date.

The  additional  amount  of  monthly  retirement  income,  if  any,  that  a

Participant accrues after his Required  Beginning Date shall be converted to an  actuarially  equivalent  amount of monthly  retirement  income  that  is payable in the same manner and form as the monthly retirement income that is payable on his behalf immediately  prior  to  the  applicable  Post  Payment

Recalculation Date, and such additional actuarially equivalent income  shall be  payable  to the Participant commencing as of the applicable Post Payment

Recalculation Date.

2.2 - EARLY RETIREMENT AND RETIREMENT INCOME

    Early retirement  under  the  Plan is retirement from the service of the

Employer prior to the Participant's  Normal  Retirement Date and on or after the date as of which he has both attained the  age of 55 years and completed

10  years  of  Vesting  Service.   In order to receive  benefits  under  the

provisions of this Section, the written  consent  of the Participant must be filed with the Committee no earlier than 90 days, and no later than 30 days,

prior to the date as of which retirement income payments  are  to  commence.

In the event of early retirement, payment of retirement income will  be gov-

erned,  subject  to  the  provisions  of  Section 4 hereof, by the following provisions of this Section 2.2.

    (A)   Early Retirement Date:  The Early  Retirement  Date  will  be  the first  day  of  the  month  coincident  with  or  next  following the date a

Participant retires from the service of the Employer under the provisions of this Section 2.2 prior to his Normal Retirement Date.


    (B)   Amount  of  Retirement Income:  The monthly amount  of  retirement income  payable in the manner  described  in  Section  2.2(C)  hereof  to  a

Participant  who  retires  prior  to  his  Normal  Retirement Date under the provisions of this Section 2.2 shall be equal to the product of:

    (1) the Accrued Benefit which the Participant has accrued as of his Early Retirement Date;

    multiplied by

    (2) a factor, specified in the schedule below, based upon the number of years and full months by which the Participant's Early Retirement Date precedes his Normal Retirement Date:

        Early Retirement Reduction Factors By Years and Months
    By Which Early Retirement Date Precedes Normal Retirement Date


                                     Months
  Years       0     1      2     3      4      5     6      7     8     9     10     11
      0   1.000  .994   .989  .983   .978   .972  .967   .961  .956   .950  .944   .939
      1    .933  .928   .922  .917   .911   .906  .900   .894  .889   .883  .878   .872
      2    .867  .861   .856  .850   .844   .839  .833   .828  .822   .817  .811   .806
      3    .800  .794   .789  .783   .778   .772  .767   .761  .756   .750  .744   .739
      4    .733  .728   .722  .717   .711   .706  .700   .694  .689   .683  .678   .672
      5    .667  .664   .661  .658   .656   .653  .650   .647  .644   .642  .639   .636
      6    .633  .631   .628  .625   .622   .619  .617   .614  .611   .608  .606   .603
      7    .600  .597   .594  .592   .589   .586  .583   .581  .578   .575  .572   .569
      8    .567  .564   .561  .558   .556   .553  .550   .547  .544   .542  .539   .536
      9    .533  .531   .528  .525   .522   .519  .517   .514  .511   .508  .506   .503
     10    .500


In no event, however,  shall  such  monthly  early retirement income be less than the amount that can be provided on an actuarially  equivalent  basis by the single-sum value, determined as of his Early Retirement Date, of the Ac-

crued Benefit that he has accrued as of his Early Retirement Date.

    (C)  Payment of Retirement Income:  The retirement income payable in the event  of  early  retirement  will be payable on the first day of the month.

The first payment will be made  on  the  Participant's Early Retirement Date and  the  last  payment will be the payment due  immediately  preceding  the retired Participant's  death; except that, in the event the Participant dies before he has received retirement  income payments for a period of 10 years,

the same monthly benefit that was payable  to  the  Participant will be paid for  the remainder of such 10-year period to the Beneficiary  designated  by the Participant,  or,  if  no  designated Beneficiary is surviving, the same monthly benefit shall be payable for the remainder of such 10-year period as provided in Sections 5.2 and 5.3 hereof.

2.3 - DISABILITY RETIREMENT AND RETIREMENT INCOME

    A Participant may retire from the service of the Employer under the Plan if his service is terminated prior  to  his Normal Retirement Date and on or after the Effective Date of the Plan by reason  of  his becoming totally and

permanently  disabled as defined in Section 2.3(A) below.   Such  retirement

from the service  of  the Employer shall herein be referred to as disability

retirement.   In  the  event   of   disability   retirement,  uniformly  and

consistently applied rules shall be used with respect to all Participants in similar  circumstances and payment of retirement income  will  be  governed,

subject to  the  provisions of Section 4 hereof, by the following provisions of this Section 2.3.

    (A)   Total and Permanent Disability:  A Participant shall be considered totally and permanently  disabled  for  the  purposes of the Plan if, in the opinion of the Committee, he is wholly prevented, due to sickness or injury,

from engaging in any occupation for wage or profit,  and  if, in the opinion of the Committee, such disability is likely to be continuous  and  permanent from a cause other than specified in Section 2.3(B) hereof.

    (B)   Nonadmissible  Causes  of  Disability:  A Participant will not  be entitled to receive any disability retirement  income  if, in the opinion of the Committee, the disability is a result of:

    (1) excessive and habitual use by the Participant of drugs, intox-icants or narcotics;

    (2) injury or disease sustained by the Participant while willfully and illegally participating in fights, riots, civil insurrections or while committing a felony;

    (3) injury or disease sustained by the Participant while serving in any armed forces;

    (4)   injury or disease sustained by the Participant which was diagnosed
          or   discovered   subsequent  to  the  date  his  employment   was
          terminated;

    (5) injury or disease sustained by the Participant while working for anyone other than the Employer and arising out of such employment; or

    (6) injury or disease sustained by the Participant as a result of an act of war, whether or not such act arises from a formally declared state of war.

    (C)   Proof of Disability:  The Committee, before  approving the payment of any disability retirement income, shall require satisfactory proof (which may be in the form of a certificate from a duly licensed  physician selected by  the  Committee)  that  the Participant has become disabled  as  provided herein.  Every six months after  the  commencement  of disability retirement income, or more frequently, the Committee may similarly require proof of the continued disability of the Participant.

    (D)   Disability Retirement Income:  The monthly  amount  of  retirement

income  payable  in  the  manner   described  in Section 2.3(E) hereof to  a

Participant  who  retires  from  the  service  of  the  Employer  under  the provisions of this Section 2.3 due to total and permanent  disability  shall be equal to the Accrued Benefit which the Participant has accrued as of  the date of termination of his service due to disability.

    (E)   Payment  of  Disability Retirement Income:  The monthly retirement income to which a Participant  is  entitled  in  the event of his disability

retirement  will  be  payable  on the first day of each  month.   The  first

payment will be made on the first  day  of the month coincident with or next following his Normal Retirement Date.  The  last payment will be the payment due immediately preceding the date of his death;  except  that, in the event the disabled Participant dies before he has received retirement benefits for a  period  of  10  years, the same monthly benefit that was payable  to  the

Participant will be  paid  for  the  remainder of such 10-year period to the

Beneficiary designated by the Participant,  or, if no designated Beneficiary is surviving, the same monthly benefit shall be payable for the remainder of such 10-year period as provided in Sections 5.2 and 5.3 hereof.

    (F)   Benefit  Payable  in the Event of Death  of  Disabled  Participant

Prior to Disability Retirement  Income Date:  In the event that the death of a disabled Participant occurs after he has been determined to be disabled by the  Committee  and  prior to his recovery  from  his  total  and  permanent disability and prior to  the date retirement income payments are to commence as specified in Section 2.3(E), his Beneficiary will receive, in lieu of all other benefits payable on  behalf of the Participant under the Plan, a death

benefit,  payable  in  the  manner   described  in  Section  2.4(B)  hereof,

commencing on the first day of the month  coincident  with or next following the date of the disabled Participant's death, which can  be  provided  on an actuarially equivalent basis by an amount equal t o the single-sum value  of the death benefit which would have been payable on behalf of the Participant under  the  provisions  of  such  Section  2.4(B)  if  his  service had been terminated by reason of his death on the date of termination  of his service due to disability.

    (G)   Recovery  from  Disability:   If  the  Committee  finds  that  any

Participant who is entitled to receive a disability retirement income  under the  provisions  of  this  Section  2.3 has, at any time prior to his Normal

Retirement Date, recovered from his total  and  permanent  disability,  such

Participant  and his Beneficiary shall not be entitled to any benefits under this Section 2.3  unless  he  reenters  the  service of the Employer and his service  is subsequently terminated by reason of  his  total  and  permanent disability in accordance with the provisions hereof.  A Participant shall be deemed to  have  recovered  from  his total and permanent disability for the purposes of the Plan if, in the opinion  of  the Committee, he is capable of engaging in any occupation for wage or profit;  provided,  however,  if  the

Participant   engages  in  an  occupation  which,  in  the  opinion  of  the

Committee, is for  the purpose of rehabilitation and is not incompatible wit ha finding of total  and  permanent disability, such Participant will not be considered to have recovered  from  his  total and permanent disability as a result of such rehabilitative occupation.  Any such Participant who recovers from  his  disability  and  whose  retirement is  not  discontinued  by  the

Committee  shall  accrue  Vesting Service  during  the  period  that  he  is considered by the Committee to have been totally and permanently disabled as provided herein; and, if the  date  of  his  recovery  from  his  total  and permanent disability is on or after his Initial vesting Date and he does not reenter  the  service  of  the  Employer, he shall be entitled to the vested retirement income, payable in accordance  with  the  provisions  of  Section

2.4(A)  hereof,  computed  as  though his service had been terminated on the date of his recovery from his total  and permanent disability but based upon his Credited Service and Final Average Monthly Compensation determined as of the date of termination of his service due to disability.

2.4 - BENEFITS OTHER THAN ON RETIREMENT

    (A)   Benefit on Termination of Service  and  on Death After Termination

of Service:

    (1) In the event that a Participant's service is terminated prior to his Normal Retirement Date and on or after his Initial Vesting Date for any reason other than his death, early retirement as described in Section 2.2 hereof or disability retirement as described in Section 2.3 hereof, he will be entitled to a monthly retirement income to commence on his Normal Retirement Date or, if he had completed at least 10 years of Vesting Service and he so requests in writing filed with the Committee at least 30 but not more than 90 days prior to the effective date thereof, to commence on the first day of any month which is prior to his Normal Retire-ment Date and is on or after the date on which he attained the age of 55 years. Such monthly retirement income payable in the manner described in Section 2.4(A)(2) hereof to a Participant under the provisions of this Section 2.4(A) shall be equal to the product of:

          (a) the Accrued Benefit which he has accrued to the date of termination of his service;

          multiplied by

          (b)  his Vested Percentage;

          with the resulting product multiplied by

          (c) an actuarially computed factor that will convert, if applicable, the amount of monthly retirement income that is payable to the Participant in the manner described in Section 2.4(A)(2) hereof commencing at his Normal Retirement Date to an actuarially equivalent amount of monthly retirement income that is payable to the Participant in the manner described in
               Section 2.4(A)(2) hereof commencing on his Annuity Starting date.

    (2) The retirement income payable under Section 2.4(A)(1) above will be payable on the first day of each month. The first payment will be made, if the Participant shall then be living, on his Normal Retirement Date or, if he has elected an earlier commencement date in accordance with the provisions of Section 2.4(A)(1) above, on the first day of such earlier month as of which he has elected to commence receiving his retirement income payments. The last payment will be the payment due immediately preceding his death; except that, in the event the Participant dies on or after such date of commencement of payments but before he has received retirement income payments for a period of 10 years, the same monthly benefit that was payable to the Participant will be paid for the remainder of such 10-year period to the Beneficiary designated by the Participant, or, if no designated Beneficiary is surviving, the same monthly benefit shall be payable for the remainder of such 10-year period as provided in Sections 5.2 and
          5.3 hereof.

    (3) In the event that the terminated Participant dies prior to his Annuity Starting Date (without his having waived, in accordance with the provisions of Section 2.4(A)(4) below, the benefit provided under this Section 2.4(A)(3) and without his having received, prior to his death, the actuarially equivalent value of the benefit provided on his behalf under Section 2.4(A)(1) above), his Beneficiary will receive the monthly retirement income, begin-ning on the first day of the month coincident with or next following the date of the terminated Participant's death, which can be provided on an actuarially equivalent basis by the single-sum value of the benefit determined in accordance with Section 2.4(A)(1) above to which the terminated Participant was entitled as of the date of termination of his service, accumulated with interest from such date to the date of his death. The monthly retirement income payments under this Section 2.4(A)(3) shall, subject to the provisions of Section 2.4(B)(4) hereof, be payable for the life of the Beneficiary designated or selected under
          Section 5.2 hereof to receive such benefit, and, in the event of such Beneficiary's death within a period of 10 years after the Participant's death, the same monthly amount that was payable to the Beneficiary shall be payable for the remainder of such 10-year period in the manner and subject to the provisions of Section 5.3 hereof; provided, however, in lieu of payment of such benefit in the form of monthly income described above, the single-sum value of such benefit may be paid on an actuarially equivalent basis to the Participant's designated Beneficiary in such other manner and form permitted under Section 2.4(B) hereof and commencing on such other date permitted under Section 2.4(B) hereof as the Partici-pant may elect in writing filed with the Committee or, in the event that a specific election has not been made by the Participant and filed with the Committee prior to his death, as the Beneficiary may elect in writing filed with the Committee.

    (4) A terminated Participant may elect, with the consent of his spouse, if any, at any time prior to his Annuity Starting Date, to waive the death benefit provided under Section 2.4(A)(3) above and, in lieu thereof, an increased retirement income, which reflects on an actuarially equivalent basis the period that the death benefit coverage under Section 2.4(A)(3) is waived, will be payable to the Participant under the provisions of Section 2.4(A)(1) if he shall be living on his Annuity Starting Date. Within one year after the date of termination of service of a Participant who is entitled to a benefit under the provisions of this Section 2.4(A), or as soon thereafter as is administratively practicable, the Committee shall furnish the Participant with written notification informing him of his right to waive the death benefit provided under Section 2.4(A)(3) above and the consequences of such a waiver. Any Participant who has waived the death benefit provided under Section 2.4(A)(3) may subsequently revoke such waiver at any time prior to his Annuity Starting Date by filing written notice of such revocation with the Committee prior to the date on which such revocation is to become effective. Any Participant who has waived the death benefit provided under
          Section 2.4(A)(3) and who subsequently marries or remarries after such waiver and prior to his Annuity Starting Date shall auto-matically be deemed to have revoked his prior waiver of such death benefit effective as of the first anniversary of the date of such marriage or remarriage unless his spouse (following such marriage or remarriage) consents to the waiver of such death benefit.

    (5) Any Participant, who is entitled to a benefit under the provisions of Section 2.4(A)(1) above and who is married on his Annuity Starting Date or who is married on the date of his death and on whose behalf a benefit is payable under Section 2.4(A)(3) above, shall be assumed for the purposes of this Section 2.4(A) to have been married for the total period of time beginning on the date of termination of his service and ending on his Annuity Starting Date or the date of his death, whichever is earlier, except for such portions, if any, of such period of time for which evidence is furnished to the Committee which, in the opinion of the Committee, satisfactorily proves that the Participant was not married.

    (6) In the event that the terminated Participant dies subsequent to his Annuity Starting Date, the only benefit payable shall be that provided by the form of payment elected by the Participant under the provisions of Section 3.1

    (7) The provisions of Sections 3.1 and 4 hereof are applicable to the benefits provided under this Section 2.4(A).

    (8) Except as specifically provided otherwise in any Supplement hereto and except as provided in Section 2.3 with respect to disability retirement and Section 2.4 with respect to death, and unless specifically provided otherwise in the Plan, the Participant whose service is terminated prior to his Initial Vesting Date shall not be entitled to any benefit under the Plan whatever.

    (B)   Benefit Payable in Event of Death While in Service:

    (1) If the service of a Participant is terminated by reason of his death prior to his Required Beginning Date, there shall be payable to the Participant's designated Beneficiary the monthly retirement income, beginning on the first day of the month coincident with or next following the date of the Participant's death, that can be provided on an actuarially equivalent basis by an amount equal the single-sum value, determined as of the date of his death, of the Accrued Benefit that the Participant has accrued to the date of his death.

    (2) Except as provided in Section 2.4(B)(3) below and subject to the provisions of Section 2.4(B)(4) below, the monthly retirement income payments under this Section 2.4(B) shall be payable for the life of the Beneficiary designated or selected under Section 5.2 hereof to receive such benefit, and, in the event of such Beneficiary's death within a period of 10 years after the Participant's death, the same monthly amount that was payable to the Beneficiary shall be payable for the remainder of such 10-year period in the manner and subject to the provisions of Section 5.3 hereof.

    (3) A Participant may elect, or, in the event that a specific election has not been made by the Participant and filed with the Committee prior to his death, his designated Beneficiary may elect, in writing filed with the Committee, that, in lieu of payment of the benefit provided under this Section 2.4(B) (or, if applicable, under Section 2.3(G) or 2.4(A)(3) hereof) in the manner described above, the actuarial equivalent of such benefit will be paid in a lump-sum.

          Provided, however, that payment of any such benefit shall be subject to the provisions of Section 2.4(B)(4) below.

    (4) Any form of payment applicable to the death benefit provided under this Section 2.4(B) (or, if applicable, under Section 2.3(G) or 2.4(A)(3) hereof), which has been designated by a Participant prior to January 1, 1984 under the terms of the Superseded Plan and which satisfies the transitional rule in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (P.L. 97-248), will continue in effect on and after the Effective Date of the Plan with respect to the death benefits provided under this
          Section 2.4(B) (or, if applicable, under Section 2.3(G) or 2.4(A)(3) hereof) unless such designated form of payment has been or is subsequently revoked or changed (a change of Beneficiaries under the designation will not be considered to be a revocation or change of such form of payment so long as the change in Beneficia-ries does not alter, directly or indirectly, the period over which distributions are to be made under such form of payment); provided, however, if a Participant, whose death occurs on or after his Initial Vesting Date, had been married to his spouse throughout the one-year period immediately preceding his death and he had designated a person other than his spouse as his Beneficiary and such spouse has not consented to such other person being designated, the provisions of Section 4.1(D) hereof shall apply with respect to payments due his surviving spouse, if any. Subject to the preceding sentence and except to the extent otherwise permissible under Section 401(a)(9) of the Code and regulations issued pursuant thereto, the benefit payable under this Section 2.4(B) (or, if applicable, under Section 2.3(G) or 2.4(A)(3) hereof) on behalf of any Participant must be payable in a manner that satisfies the restrictions of Section 401(a)(9) of the Code and must:

          (a) commence not later than the Participant's Required Beginning Date; provided, however, if the Beneficiary is not the Participant's spouse, distribution must commence not later than one year after the date of the Participant's death or, if the Participant's surviving spouse was his Beneficiary and such surviving spouse dies prior to the commencement of benefit payments, distribution must commence not later than one year after the date of such surviving spouse's death;

               and

          (b) such benefit must be distributed in its entirety to the Beneficiary not later than the 5th anniversary of (i) the Participant's death or (ii) the death of the Participant's spouse, whichever death is later to occur, unless the Beneficiary is an individual, or the Beneficiary is a trust, a beneficiary of which can be taken into account under
               Section 401(a)(9) of the Code.

          In the event that the Beneficiary to receive the death benefit payable under Section 2.3(G), 2.4(A)(3) or 2.4(B) hereof on behalf of a Participant whose death occurs prior to his Normal Retirement Date is his surviving spouse, the retirement income payable to such surviving spouse under Section 2.3(G), 2.4(A)(3) or 2.4(B) hereof shall be deferred and be payable on an actuarially equivalent basis to such surviving spouse commencing on the Participant's Normal Retirement Date, if such surviving spouse is then living, unless (i) the surviving spouse consents or elects in writing to receive such benefit commencing as of a date that is prior to the Participant's Normal Retirement Date and is on or after the date of the Participant's death, (ii) the date of death of the Participant is prior to his Initial Vesting Date, (iii) the Participant had not been married to his surviving spouse throughout the one-year period immediately preceding his death or
          (iv) a lump-sum payment is payable to his surviving spouse under the provisions of Section 3.2 hereof.

    (5) If the service of a Participant is terminated by reason of his death on or after his Required Beginning Date, no benefit will be payable to his Beneficiary under the provisions of this Section 2.4(B). Additional retirement income payments may be payable, however, after the Participant's death to his joint pensioner or other Beneficiary, depending upon the form of payment of the retirement income that the Participant was receiving immediately prior to his death and taking into account the increase, if any, that would have applied under the provisions of Section 2.1(D)
          hereof to the amount of retirement income payable to the Participant commencing as of the first day of the month coincident with or next following the date of the Participant's death if the Participant had retired immediately prior to his death and had survived to such day.



                              SECTION 3

           SPECIAL PROVISIONS REGARDING PAYMENT OF BENEFITS


3.1 - OPTIONAL FORMS OF RETIREMENT INCOME

    In lieu of the amount and form of retirement income  commencing  on  the

Participant's  Annuity  Starting  Date  which  is  payable,  subject  to the provisions  of  Section  4.1  hereof, in the event of his normal retirement,

early  retirement,  disability retirement  or  termination  of  service,  as determined and specified  in  Section 2.1, 2.2, 2.3 or 2.4(A) hereof, which-

ever is applicable, such Participant, upon written request to the Committee,

may elect to receive a retirement  income or benefit of equivalent actuarial value  payable  in  accordance  with one  of  the  options  described  below commencing on his Annuity Starting  Date  or  commencing on such later date,

which  shall  not  be  later  than  his  Required Beginning  Date,  as   the

Participant may specify in his written request to the Committee.

    Option 1:  A retirement income of larger  monthly amount that is payable in equal monthly amounts to the Participant for his lifetime with no survivor benefit.

    Option 2:  A retirement income of modified monthly  amount  that is pay-
               able in equal monthly amounts to the Participant during the joint lifetime of the Participant and a joint pensioner designated by him, and, following the death of either of them, 2/3 of such modified monthly amount will be payable to the survivor for the lifetime of the survivor.

    Option 3:  If the Participant has a spouse on his Annuity Starting Date, a retirement income of modified monthly amount that is pay-able in equal monthly amounts to the Participant for his lifetime, and, in the event that the Participant predeceases that spouse 50% of such modified monthly amount will be payable after the death of the Participant to such spouse for the lifetime of the spouse. This option is also referred to herein as the "Qualified Joint and 50% Survivor Annuity Option".

    Option 4:  A lump-sum  payment, but such payment shall be available only within 90 days following the date of the Participant's termination of employment.

    The amount of retirement  income  determined  under  any  of  the  above optional  forms of payment must satisfy the permitted disparity requirements of Sections  401(a)(4)  and  401(l)  of the Code and rulings and regulations issued with respect thereto, and, any  provisions  hereof  to  the  contrary notwithstanding,  any  optional  form  of  payment  which would otherwise be permitted under the provisions of this Section 3.1 shall not be available to a Participant if the amount of retirement income payable  under  such option would  result in the amount of retirement income payable on behalf  of  such

Participant  under the Plan being increased by a percentage that would cause the disparity  in  the  rate  of employer-derived benefits under the Plan to exceed the maximum disparity permitted  under  Sections 401(a)(4) and 401(l)

of the Code and rulings and regulations issued with respect thereto.

    Any  optional  form  of  payment designated by a  Participant  prior  to

January 1, 1984, which satisfies  the transitional rule in Section 242(b)(2)

of the Tax Equity and Fiscal Responsibility  Act of 1982 (P.L. 97-248), will continue in effect on and after the Effective  Date  of the Plan unless such optional form of payment has been or is subsequently revoked  or  changed (a change of Beneficiaries under the designation will not be considered to be a revocation or change of such optional form of payment so long as the  change in  Beneficiaries  does  not  alter, directly or indirectly, the period over which distributions are to be made  under  such  form of payment); provided,

however, that the provisions of Section 4.1(C) hereof  shall  apply  if  the

Participant has a spouse at the date on which his initial payment under such optional  form  is due and his spouse does not consent to such optional form of payment.  Subject to the preceding sentence but notwithstanding any other provision of this Section 3.1 to the contrary, any option elected under this

Section 3.1 must provide that the entire interest of the Participant will be expected to be distributed  to  the  Participant  and  his Beneficiaries and

joint  pensioners,  in a manner that satisfies the restrictions  of  Section

401(a)(9) of the Code, over one or a combination of the following periods:

    (1)   the life of the Participant;

    (2) the lives of the Participant and his designated Beneficiary or joint pensioner;

    (3) a period certain not extending beyond the life expectancy of the Participant;

          or

    (4)   a  period  certain not extending beyond the joint  life  and  last
          survivor  expectancy   of   the  Participant  and  his  designated
          Beneficiary or joint pensioner.

    Any  amount  that is payable to the child  of  a  Participant  under  an optional form of payment  hereunder  shall  be  treated  for the purposes of satisfying the requirements of this paragraph as if it had  been  payable to the  surviving  spouse of the Participant if such amount that is payable  to the child will become  payable  to  such  surviving spouse upon such child's reaching majority (or upon the occurrence of  such  other  designated  event permitted under regulations issued with respect to Section 401(a)(9) of  the

Code).

    If  a  Participant's retirement income benefits have commenced in either the form and  amount specified in Section 2 hereof or under an optional form elected under the  provisions  of this Section 3.1, upon his written request to  the Committee at least 30 but  not  more  than  90  days  prior  to  the effective date thereof, he may elect to discontinue receiving his retirement income  under  such  form  and  amount  of  payment and, in lieu thereof, to receive a retirement income or benefit of equivalent actuarial value that is payable  to  him  in  accordance  with one of the  options  provided  above;

provided, however, that only one such  change may be made by any Participant after his retirement income payments have  commenced;  and provided further,

however, that a change after the Annuity Starting Date will not be permitted if the retirement income or benefit payments are being made  under the terms of an annuity contract purchased on behalf of the Participant from an insur-

ance company.  A Participant who elects to change his form of  payment after his Annuity Starting Date must submit to the Committee such evidence  of his good  health  as the Committee requires and, if the Participant is receiving payments in a form  in which a joint pensioner is involved, such evidence of the good health of his  joint  pensioner  as the Committee requires; and any such change will not be permitted if, in the  opinion of the Committee, such

Participant or, if applicable, such joint pensioner  is  not in good health.

The consent of the Participant's spouse (which shall include, if applicable,

his former spouse to whom he was married on his Annuity Starting  Date),  if any,  shall  be  required  before  any such change in a form of payment that involves  such  spouse  may  become effective,  including  any  change  that represents a change in a form of payment that was previously consented to by such spouse unless, to the extent  permitted  by  law,  the previous consent acknowledged that the Participant may change the form of payment without the further consent of said spouse.

    The Participant upon electing any option of this section  will designate the  joint pensioner or Beneficiary to receive the benefit, if any,  payable under  the  Plan in the event of his death and will have the power to change such designation  from  time  to  time,  subject  to  the provisions of this section.  Any such designation will name a joint pensioner  or  one  or more

primary  Beneficiaries  where  applicable.   If  a  Participant is receiving

payments under a form in which a joint pensioner or Beneficiary is involved,

he  may  change  his  designated  joint pensioner or Beneficiary  after  his retirement  income  payments have commenced  but,  in  the  case  where  the designation to be changed  is  one  involving a joint pensioner, only if the joint pensioner last previously designated  by  him  is  alive when he files with the Committee his request for such change.  Any such  change  in  joint pensioners  will be considered and treated under the Plan in the same manner as a change in the form of payment.  The consent of the Participant's spouse

(which shall  include,  if  applicable,  his  former  spouse  to whom he was married on his Annuity Starting Date), if any, shall be required  before any such change in Beneficiary or joint pensioner under an option in which  such spouse  is  not  the  primary  Beneficiary  or  joint  pensioner  may become effective,  unless,  to  the  extent  permitted  by  law,  such  spouse  has previously  consented  to  and  acknowledged that the Participant may change

Beneficiaries  or joint pensioners  without  the  further  consent  of  said spouse.  A Participant  who  wants  to  change his joint pensioner after his retirement income payments have started must  submit  to  the Committee such evidence of the good health of any joint pensioner that is  being removed as the  Committee  requires,  and  any such change shall be denied if,  in  the opinion of the Committee, such joint  pensioner  is not in good health.  The amount of retirement income payable to the Participant  upon the designation of  a  new  joint pensioner shall be actuarially redetermined,  taking  into account the age  of  the former joint pensioner, the new joint pensioner and the Participant.  Each  such  designation  will be made in writing on a form prepared by the Committee.  In the event that no designated Beneficiary sur-

vives the Participant, such benefits as are  payable  in  the  event  of the death  of  the  Participant  subsequent  to  his retirement shall be paid as provided in Section 5.2 hereof.

    Retirement  income payments will be made under  the  option  elected  in accordance with the  provisions  of  this section and will be subject to the following limitations:

    (1) If a Participant's service is terminated by reason of his death prior to his Annuity Starting Date, no benefit will be payable under the option to any person, but a benefit may be payable on his behalf in accordance with the provisions of Section 2.4(B) hereof.

    (2) If a terminated Participant dies after the date of termination of his service and prior to his Annuity Starting Date, no benefit will be payable under the option to any person, but a benefit may be payable on his behalf under the provisions of Section 2.4(A)(3) hereof.

    (3) In the case of a Participant who is married and who elects an option under which the commencement of payment of his retirement income is deferred beyond his Annuity Starting Date, the option elected by such Participant must provide that a monthly lifetime income equal to or greater than a qualified preretirement survivor annuity (within the meaning of Section 417(c) of the Code) will be payable to his surviving spouse in the event of his death after such Annuity Starting Date and prior to his elected Annuity
          Starting Date unless his spouse consents to the option not providing such an income.

    (4) If the designated Beneficiary or joint pensioner dies before the Participant's Annuity Starting Date, the option elected will be canceled automatically and the retirement income payable to the Participant will be paid in the applicable form described in
          Section 2 hereof unless a new election is made in accordance with the provisions of this section or unless a new Beneficiary or joint pensioner is designated by the Participant prior to the date that his retirement income commences under the Plan.

    (5) If the Participant and, if applicable, his joint pensioner and his designated Beneficiary all die after the Participant's Annuity Starting Date but before the full payment has been effected under any option providing for payments for a period certain and if the commuted value of the remaining payments is equal to or less than the maximum amount that is permissible as an involuntary cashout of accrued benefits under Sections 411(a)(11) and 417(e) of the Code and regulations issued with respect thereto, the commuted value of the remaining payments shall, subject to the provisions of Section 3.2 hereof, be paid in a lump sum in accordance with the provisions of Section 5.3 hereof.

    (6) If the Participant dies after his Annuity Starting Date, payment of his remaining interest, if any, shall be distributed, to the extent required by Section 401(a)(9) of the Code and regulations issued with respect thereto, at least as rapidly as provided under the method of payment in effect prior to his death.

3.2 - LUMP-SUM PAYMENT OF SMALL RETIREMENT INCOME

    Notwithstanding any provision  of  the  Plan  to  the  contrary,  if the single-sum  value  of  the retirement income or other benefit payable to any person entitled to any benefit  hereunder  is  equal  to  or  less  than the maximum  amount  that  is  permissible as an involuntary cash-out of accrued benefits under Sections 411(a)(11)  and  417(e)  of the Code and regulations issued  with  respect  thereto ($3,500 as of July 1,  1989),  the  actuarial equivalent of such retirement  income or other benefit shall, subject to the

provisions below, be paid in a lump  sum.   For  the purposes of the Plan, a

payment  shall not be considered to occur after the  Annuity  Starting  Date merely because  actual  payment is reasonably delayed for calculation of the benefit amount if all payments due are actually made.

    If the present value  of  the  vested accrued benefit that is payable on behalf of any Participant whose service  is terminated (either before, on or after  the Effective Date of the Plan) is zero,  the  Participant  shall  be deemed to  have  received a distribution of his vested accrued benefit as of the date of termination of his service.

3.3 - BENEFITS APPLICABLE TO PARTICIPANT WHO HAS
    BEEN OR IS EMPLOYED BY TWO OR MORE EMPLOYERS:

    In the event that  a  Participant's service is terminated for any reason and such Participant has been  or  is employed by any two or more Employers,

his retirement or termination benefit, if any, shall be computed by applying the  benefit  formulas  as  if all the Employers  were  a  single  Employer;

provided, however, if the Plan does not represent a single plan with respect to all such Employers, there  must  be  a  proper  allocation  (taking  into account the Credited Service and Compensation applicable to each Employer or group  of Employers with respect to which the Plan represents a single plan)

of the costs  of the resulting benefits among the Employers (with respect to which the Plan  does  not represent a single plan) by which such Participant has been or is employed.

3.4 - NO DUPLICATION OF BENEFITS

    Unless the context  clearly provides otherwise, there shall be no dupli-

cation of benefits under  the  Plan  or under any Supplement hereto, and the benefits payable under any section of the Plan to or on behalf of a Partici-

pant shall be inclusive of the benefits,  if any, concurrently payable to or on behalf of the same Participant under all  other  sections of the Plan and under any Supplement hereto.

3.5 - FUNDING OF BENEFITS THROUGH PURCHASE OF
    LIFE INSURANCE CONTRACT OR CONTRACTS:

    In lieu of paying benefits from the Trust Fund to  a  Participant or his

Beneficiary,   upon   direction   of  the  Committee  with  specific   prior

authorization in writing from the Employer,  the  Trustee shall enter into a contract or contracts, or an agreement or agreements, with one or more legal reserve life insurance companies for the purchase,  with funds in the Trust,

of a retirement annuity or other form of life insurance  contract  which, as far  as possible, provides benefits equal to (or actuarially equivalent  to)

those provided in the Plan for such Participant or Beneficiary, but provides no optional  form  of  retirement  income  or  benefit  which  would  not be permitted under Section 3.1 hereof, whereupon such contract shall thereafter govern  the  payment  of  the amount of benefit, if any, represented by such contract, which is payable  under the Plan upon the Participant's retirement or termination of service, and  the  liability  of the Trust Fund and of the

Plan  will  cease  and  terminate  with respect to such  benefits  that  are purchased and for which the premiums are duly paid.

    Any policy or contract issued under this section shall be subject to the provisions hereof pertaining to the Qualified Joint and 50% Survivor Annuity

Option and to the Qualified Preretirement Survivor Annuity.

    In the event of any conflict between  the  terms  of  this  plan and the terms  of any policy or contract issued hereunder the plan provisions  shall control.

    Any  payments  by  the  insurer on account of credits such as dividends,

experience rating credits, or  surrender  or  cancellation  credits shall be applied, within the taxable year of the Employer in which received or within the  next succeeding taxable year, toward the next premiums due  before  any further employer contributions are so applied.

    Any  policy  or  contract  issued under this section prior to the termi-

nation of the Plan or prior to the distribution of the policy or contract to a Participant or Beneficiary hereunder  shall provide that the Trustee shall retain all rights of ownership at all times  except  the  right, unless such policy  or  contract  provides  otherwise,  to designate the Beneficiary  to receive any benefits payable upon the death of  the  Participant  and  shall further  provide  that  all  dividends or experience rating credits shall be paid to the Trustee and applied  to  reduce future Employer contributions to the Plan.

    Any annuity contract distributed by  the  Trustee  to  a  Participant or

Beneficiary hereunder shall contain a provision to the effect that  the con-

tract may not be sold, assigned, discounted or pledged as collateral  for  a loan  or  as  security for the performance of an obligation or for any other purpose, to any person other than the issuer thereof.



                              SECTION 4

             GOVERNMENTAL REQUIREMENTS AFFECTING BENEFITS


4.1 - SPECIAL PROVISIONS REGARDING AMOUNT
    AND PAYMENT OF RETIREMENT INCOME

    The amount  and  payment  of retirement income determined under Sections

2.1, 2.2, 2.3 and 2.4 hereof shall  be subjected to the following provisions of this Section 4.1.

    (A)   Limitations Imposed by Section 415 of Code:

    (1) Maximum Amount of Retirement Income: Any provisions herein to the contrary notwithstanding, in no event shall the monthly retirement income that is payable on or after the first day of the limitation year beginning in 1987 to a Participant hereunder exceed the maximum amount of retirement income for defined benefit plans as specified in Section 415 of the Code and regulations and rulings issued pursuant thereto; provided, however, that:

          (a) the maximum amount of retirement income applicable to a Participant who was a participant in the Superseded Plan, if any, before the limitation year beginning in 1983 and whose Credited Service includes service that was accrued prior to such limitation year, shall not be less than his current accrued benefit within the meaning of Section 235(g)(4) of the Tax Equity and Fiscal Responsibility Act of 1982;

          and

          (b) such maximum amount of retirement income applicable to a Participant who was a participant in the Superseded Plan, if any, before the limitation year beginning in 1987 and whose Credited Service includes service that was accrued prior to such limitation year, shall not be less than his current accrued benefit within the meaning of Section 1106(i)(3)(B) of the Tax Reform Act of 1986;

          and provided further, however, in the event that the sum of the defined benefit plan fraction and defined contribution plan fraction of a Participant, who is a participant in both a defined benefit plan and a defined contribution plan maintained by any Controlled Group Members, would exceed 1.0, the monthly retirement income payable on his behalf under the defined benefit plans shall be reduced to the amount that will result in such sum being equal to 1.0. In determining the maximum monthly retirement income payable on behalf of any Participant, all defined benefit plans (whether or not terminated) of the Controlled Group Members are to be treated as one defined benefit plan; and all defined contribution plans (whether or not terminated) of the Controlled Group Members are to be treated as one defined contribution plan. The proportion of the maximum monthly retirement income applicable to all such defined benefit plans of the Controlled Group Members shall be determined on a pro rata basis depending upon the actuarially equivalent amount of retirement income otherwise accrued under each such defined benefit plan.

    (2) Actuarial Assumptions: The mortality and interest assumptions that are used to compute the actuarially equivalent maximum amounts of retirement income permitted under the provisions of this Section 4.1(A) shall be the same as those that are used in computing actuarially equivalent benefits payable on behalf of a Participant upon his retirement or termination of service and upon the exercise of optional forms of retirement income under the Plan except that:

          (a) the interest rate assumption shall not be less than 5% for the purposes of converting the maximum retirement income to a form other than a straight life annuity (with no ancillary benefits);

          (b) the interest rate assumption shall not be greater than 5% for the purposes of adjusting the maximum retirement income payable to a Participant who is over the social security retirement age within the meaning of Section 415(b)(8) of the Code (or age 65 in the case of a governmental plan or a plan maintained by a tax exempt organization) so that it is actuarially equivalent to such a retirement income commencing at the social security retirement age (or age 65 in the case of a governmental plan or a plan maintained by a tax exempt organization); and

          (c) the factor for adjusting the maximum permissible retirement income to a Participant who is less than age 62 years so that it is actuarially equivalent to such a retirement income commencing at age 62 years shall be equal to (i) the factor for determining actuarial equivalence for early retirement under the Plan or (ii) an actuarially computed reduction factor determined using an interest rate assumption of 5% and the UP-1984 Mortality Table (except that the mortality decrement shall be ignored if a death benefit at least equal to the single-sum value of the Participant's Accrued Benefit would be payable under the Plan on behalf of the Participant if he remained in the service of the Employer and his service were to be terminated by reason of his death prior to his Normal Retirement Date), whichever factor will provide the greater reduction. The factor for determining actuarial equivalence for early retirement under the Plan for any given age below age 62 years shall be determined by dividing (aa) the product of the early retirement adjustment factor that applies under the Plan at such given age multiplied by a factor that will convert, if applicable, the amount of retirement income payable in the manner described in Section 2.2(C) hereof commencing at such given age to an actuarially equivalent amount of retirement income payable as straight life annuity commencing at such given age by (bb) the product of the early retirement adjustment factor that applies under the Plan at age 62 years multiplied by a factor that will convert, if applicable, the amount of retirement income payable in the manner described in Section 2.2 hereof commencing at age 62 years to an actuarially equivalent amount of retirement income payable as a straight life annuity commencing at age 62 years (where such actuarial conversion factors used in (aa) and (bb) above shall be determined in accordance with the provisions of this Section 4.1(A)).

    (3) Cost-of-Living Adjustments: In the event that the maximum amount of retirement income permitted under Section 415 of the Code is increased after the date of commencement of a Participant's retirement income and prior to the date of termination of the Plan due to any cost-of-living adjustment announced by the Internal Revenue Service pursuant to the provisions of Section 415(d) of the Code, the amount of monthly retirement income payable under the Plan to a Participant whose retirement income is restricted due to the provisions of such section of the Code shall be increased, effective as of January 1st of the calendar year for which such increase becomes effective or, if applicable, as of such other date as the Secretary of the Treasury or his delegate may prescribe as the date on which such increase shall become effective, to reflect the increase in the amount of retirement income that may be payable under the Plan as a result of such cost-of-living adjustment; provided, however, if the Employer maintains an "excess benefit plan" (within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974) for the purpose of providing benefits for certain Participants in excess of the limitations on contributions and benefits imposed by
          Section 415 of the Code and if the Participant or his Beneficiary receives or has received a benefit or benefits under such excess benefit plan and a portion of such benefit or benefits would be duplicated by the cost-of-living adjustment provided under this paragraph, then such cost-of-living adjustment that would represent a duplication of benefits shall not apply to the Participant or Beneficiary unless the value of the benefit payable from the excess benefit plan that would cause such duplication of benefits under this Plan is returned to the Employer by the Participant or Beneficiary within 60 days of the effective date of such cost-of-living adjustment or the date that such cost-of-living adjustment is announced by the Internal Revenue Service, whichever date is later; and provided further, however, that such 60-day period may be extended by the Committee if, in its opinion, reasonable cause exists for such an extension.

    (4) IRC Section 415 Definitions: Following are certain terms that are used herein for the purposes of the limitations under Section 415 of the Code and that shall have the meanings assigned to them in
          Section 415 of said Code and regulations and rulings issued with respect thereto:

          (a) The term "defined benefit plan" shall have the meaning assigned in Section 414(j) of the Code.

          (b) The term "defined benefit plan fraction" is the fraction in which the numerator is the Participant's projected annual benefit (determined as of the end of the limitation year) under all defined benefit plans of the Controlled Group Members and the denominator is the lesser of (i) 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code (as modified by the provisions of Section 415(d) of said Code) for such limitation year or (ii)
               1.4 multiplied by the amount that may be taken into account under Section 415(b)(1)(B) of the Code for such limitation year.

          (c) The term "defined contribution plan" shall have the meaning assigned in Section 414(i) of the Code.

          (d) The term "defined contribution plan fraction" is, subject to any transition adjustments allowed by law and adopted by the Committee, the fraction in which the numerator is the sum of the actual annual additions (where such annual additions shall have the meaning assigned in Section 415(c) of the Code and regulations and rulings issued with respect thereto) to the Participant's accounts in such limitation year and for all prior limitation years under all defined contribution plans of the Controlled Group Members and the denominator is the sum of the lesser of the following amounts determined for each limitation year during such Participant's employment (assuming for this purpose that Sections 415(c) and 415(d) of the Code had been in effect during all prior limitation years of such Participant's employment): (i) 1.25 multiplied by the dollar limitation in effect under Section 415(c) of the Code (as modified by the provisions of Section 415(d) of said
               Code) for the applicable limitation year and (ii) 1.4 multiplied by 25% of the Participant's IRC 415 Compensation for the applicable limitation year.

          (e) The term "IRC 415 Compensation" shall include (i) wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances), (ii) earned income (as described in Section 401(c)(2) of the Code and the regulations thereunder), (iii) amounts described in Sections 104(a)(3), 105(a) and 105(h) of the Code, but only to the extent that these amounts are includable in the gross income of the Participant, (iv) amounts paid or reimbursed by the Employer for moving expenses incurred by the Participant, but only to the extent that these amounts are not deductible by the Participant under Section 217 of the Code, (v) the value of a non-qualified stock option granted to the Participant by the Employer, but only to the extent that the value of the stock option is includable in the gross income of the Participant for the taxable year in which granted, (vi) the amount includable in the gross income of the Participant upon making the election described in Section 83(b) of the Code and (vii) any amounts received by the Participant pursuant to an unfunded non-qualified plan in the year such amounts are includable in the gross income of the Participant. The amounts described in (i) and (ii) above shall include foreign earned income as defined in Section 911(b) of the Code, whether or not excludable from gross income under Section 911 of said Code. Such compensation shall exclude (1) contributions by the Employer to a plan of deferred compensation which are not included in the Participant's gross income for the taxable year in which contributed, (2) contributions by the Employer under a simplified employee pension plan to the extent such contributions are deductible by the Participant, (3) any distribution from a plan of deferred compensation, (4) amounts realized from the exercise of a non-qualified stock option, (5) amounts realized when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, (6) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option, (7) other amounts which received special tax benefits and (8) contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Participant).

          (f) The term "limitation year" is the 12-month period which is used for application of the limitations under Section 415 of the Code and, unless a different 12-month period has been elected by the Employer in accordance with rules or regulations issued by the Internal Revenue Service or the Department of Labor, shall be the calendar year.

    (B)   Minimum Benefits on Normal or Early Retirement:  Any provisions of

Section 2.1 or 2.2 hereof to the contrary notwithstanding,  in  the event of the  normal  retirement  or  early retirement of a Participant in accordance with the provisions of Section  2.1  or  2.2  hereof, his monthly retirement income determined in accordance with the provisions  of  Section  2.1(B)  or

2.2(B)  hereof,  whichever is applicable, shall not be less than the monthly retirement income,  if  any, determined in accordance with the provisions of

Section 2.1(B) or 2.2(B) hereof that such Participant would have received as of any earlier date of retirement  if he had retired under the provisions of

Section 2.1 or 2.2 at any time prior to his actual date of retirement.

    (C)   Requirement With Respect to  Form of Payment:  The Committee shall provide each Participant, during the period  beginning  90  days  before his

Annuity  Starting  Date and ending 30 days before his Annuity Starting  Date

(or as soon after the  expiration  of  such  period  as  is administratively practicable),  written notification of the terms and conditions  of  payment that is provided  under  Section  2.1(C),  2.2(C),  2.3(F) or 2.4(A) hereof,

whichever is applicable, commencing as of his Annuity Starting Date, and, if the  Participant is married, the terms and conditions  of  payment  that  is

provided   under  the  Qualified  Joint  and  50%  Survivor  Annuity  Option

commencing as  of  such  date  and  the  relative  financial  effect  on the

Participant's retirement income under such forms of payment.  Any provisions

of   Section   2.1,   2.2,  2.3,  2.4(A)  or  3.1  hereof  to  the  contrary

notwithstanding, if a Participant  does not elect, in writing filed with the

Committee  during  the  election period  described  below,  to  receive  the retirement income payable  on  his  behalf on and after his Annuity Starting

Date  either (i) under the form of payment  that  is  specified  in  Section

2.1(C),  2.2(C), 2.3(F) or 2.4(A)(2), whichever is applicable, or (ii) under an optional  form  of  payment described in and subject to the provisions of

Section 3.1 hereof, such  Participant  shall  be deemed to have elected, and the retirement income payable on and after his  Annuity  Starting Date shall automatically be paid in accordance with the provisions of, either:

    (1) if he does not have a spouse at his Annuity Starting Date, the form of payment that is specified in Section 2.1(C), 2.2(C), 2.3(F) or 2.4(A)(2), whichever is applicable; or

    (2) if he has a spouse at his Annuity Starting Date, the Qualified Joint and 50% Survivor Annuity Option; provided, however, if payment to the Participant in the form of a Qualified Joint and 50% Survivor Annuity would result in the amount of retirement income payable on behalf of such Participant being increased by a percentage that would cause the disparity in the rate of his employer-derived benefits under the Plan to exceed the maximum disparity permitted under Section 401(l) of the Code and rulings and regulations issued with respect thereto, the Qualified Joint and Survivor Annuity of such Participant shall be changed to an actuarially equivalent Qualified Joint and Survivor Annuity that provides payments in equal monthly amounts to the Participant for his lifetime and in the event that he predeceases his spouse, the percentage of the monthly retirement income payable to such surviving spouse for life shall be increased (in increments of 5%) until the permitted disparity provided under Section 401(l) of the Code is satisfied or until reaching a maximum of 100%, and, if a joint and 100% survivor annuity will not satisfy the permitted disparity requirements of said Section 401(l), a period certain for which payments will be made shall be added to the joint and 100% survivor annuity (in increments of one year) until such permitted disparity requirements are satisfied.

    Any Participant may make an election under this section at any time (and any number of times) prior to the commencement of his retirement  income  or other  benefit payments and during the period beginning on the date which is

90 days prior to his Annuity Starting Date and ending on the latest to occur of (i) his  Annuity  Starting Date, (ii) the date which is 90 days after the date on which he was provided with the general written explanation described above or (iii) the date  which  is  90  days  after the date on which he was provided with any specific detailed information  concerning  the  payment of his retirement income that is required to be furnished due to the request of

the  Participant.   If any such Participant does not file his election  with

the Committee prior to  the  expiration  of  the  election  period described above, the commencement of his retirement income will be delayed  until  the end  of such election period or until such earlier date as of which he files his election  with  the  Committee, but he will be entitled to a retroactive payment with respect to those retirement income payments which were delayed.

If any Participant has elected  a  form  of payment other than the automatic form provided above and his retirement income or other benefit payments have not commenced, he may subsequently revoke  such  election,  in writing filed with the Committee within the election period described above,  in  order to receive his retirement income payable in accordance with the automatic  form

provided  above.   Any  provisions  of  Section  3.1  hereof to the contrary

notwithstanding,  if  any  Participant  is  not  provided with  the  written notification described in the first sentence of this  section  at  least  30 days  before  his  Annuity  Starting Date but he files his election with the

Committee, and his retirement  income  or  other benefit commences, prior to the date which is 30 days after the date on  which he was provided with such written  notification,  he  may  subsequently, in  writing  filed  with  the

Committee  prior  to the expiration  of  such  30-day  period,  revoke  such election and elect  to receive his retirement income payable under any other form of payment that  was  available  to  him  on his Annuity Starting Date;

provided, however, in order for such revocation  and  new election to become effective, he shall be required to return to the Trust  Fund,  prior  to the expiration of such 30-day period, the portion, if any, of the payments  that he  has  received  that  is  in  excess  of the payments due under his newly elected  form  of  payment, or, at the option  of  the  Participant,  future payments due under such newly elected form of payment may be reduced, over a period not to exceed  12  months  (or  such  longer period as is required to recover  such excess if the Participant's payments  are  reduced  to  zero),

until such excess has been recovered.  Any provisions herein to the contrary

notwithstanding,   the  consent  of  the  Participant's  spouse  during  the

applicable election period shall be required in order for the Participant to receive his retirement  income  in  a  form other than that provided under a

Qualified Joint and Survivor Annuity.

    (D)   Qualified Preretirement Survivor  Annuity:  If a deceased Partici-

pant, whose death occurs on or after his Initial  Vesting  Date and prior to his  Annuity  Starting  Date  had been married to his spouse throughout  the one-year period immediately preceding  his  death  and  he  had designated a person  other  than  his spouse as his Beneficiary and such spouse  has  not consented to such other  person  being  designated  as  the Beneficiary, the

Participant shall be deemed to have:

    (1)   revoked his prior designation of Beneficiary;

    (2) designated such spouse as his Beneficiary to receive a portion of the death benefit payable on his behalf under Section 2.3(G), 2.4(A)(3) or 2.4(B), whichever is applicable;

    (3) specified that the portion of the benefit provided under Section 2.3(G), 2.4(A)(3) or 2.4(B) that is payable to his surviving spouse will be payable as an actuarially equivalent monthly income payable on the first day of each month with the first payment being due (only if said spouse is then living) on the Participant's Normal Retirement Date or the first day of the month coincident with or next following the date of the Participant's death, whichever is later, and with the last payment being the payment due immediately preceding such spouse's death;

    (4) specified that the portion of the benefit provided under Section 2.3(G), 2.4(A)(3) or 2.4(B) that is payable to the surviving spouse shall have an actuarially equivalent single-sum value, determined as of the date of his death, equal to the single-sum value, determined as of the date of his death, of the monthly retirement income that would be payable to his surviving spouse, commencing on the Participant's Earliest Annuity Commencement Date, under the Qualified Joint and 50% Survivor Annuity Option if:

          (a) the Participant's service terminated by reason of his death on or after his Earliest Annuity Commencement Date:

               (i) the Participant had retired on the day immediately preceding the date of his death;

               (ii) the Participant had elected the Qualified Joint  and 50%
                    Survivor  Annuity; and

               (iii)   the  Participant  had  died  immediately  after  such
                    commencement of payments (one-half of the initial payment which would have been due the Participant shall be included in the determination of such single-sum value).

          (b) the Participant's service terminated by reason of his death prior to his Earliest Annuity Commencement Date:

               (i) the Participant's service had been terminated for a reason other than his disability retirement or death on the earlier of the date of his actual separation from service or the date of his death;

               (ii) the Participant had (for the purpose  of determining the amount of such monthly retirement income commencing at his Earliest Annuity Commencement Date) waived the death benefit coverage under Section 2.4(A)(3), if applicable, during the period beginning on the date of his death and ending on his Earliest Annuity Commencement Date;

               (iii) the Participant had elected the Qualified Joint and 50%
                    Survivor  Annuity; and

               (iv) the   Participant   had   died  immediately  after  such
                    commencement of payments (one-half of the initial payment which would have been due the Participant on his earliest Annuity Commencement Date shall be included in the determination of such single-sum value).

    (5) designated such other person (or persons) that was named as his Beneficiary under such revoked designation as the Beneficiary to receive the remaining portion of such benefit payable on his behalf under and in accordance with the provisions of Section 2.3(G), 2.4(A)(3) or 2.4(B) hereof.

    In  lieu of the payment of such benefit to the  surviving  spouse  of  a

Participant  in  the  form  of monthly income described in Section 4.1(D)(3)

above commencing at the Participant's  Normal  Retirement Date, such benefit may be paid on an actuarially equivalent basis to  the  Participant's spouse in  such  other  manner and form permitted under Section 2.4(B)  hereof  and commencing on such  other  date permitted under Section 2.4(B) hereof as the surviving spouse may elect in  writing  filed  with  the Committee.  For the purposes  of  Sections 4.1(D)(3) and 4.1(D)(4) above, the  Earliest  Annuity

Commencement Date of a deceased disabled Participant on whose behalf a death benefit is payable  under  Section  2.3(G) hereof and the monthly retirement income  that would be payable to his surviving  spouse,  commencing  on  his

Earliest  Annuity  Commencement  Date,  under  the  Qualified  Joint and 50%

Survivor Annuity Option, shall be determined as though such Participant  had recovered  from  his  total  and  permanent disability and had reentered the service of the Employer immediately prior to his death.

    If a deceased Participant, whose  death  occurs  on or after his Initial

Vesting Date and prior to his Annuity Starting Date, had been married to his spouse throughout the one-year period immediately preceding his death and he had  designated a person other than his spouse as his Beneficiary  and  such spouse  has consented prior to the Participant's attainment of the age of 35 years to  such  other person being designated as the Beneficiary but has not

consented  to  such   designation  on  or  after  either  the  Participant's

attainment  of such age  or  his  separation  from  service,  unless  it  is otherwise permissible  under  the  provisions  of  Section 417 (or any other applicable  section) of the Code or regulations or rulings  issued  pursuant thereto for such  a  spouse  to  elect  to  waive  his  or  her right to the qualified preretirement survivor annuity, such consent of such  spouse shall be  invalid and the benefit payable on behalf of such Participant  shall  be determined  and  payable  in  the  manner  described  above  as  though  the

Participant's spouse had not consented to such other person being designated as the Beneficiary of the Participant.

    The  Committee  shall provide each Employee, who is a Participant in the

Plan, within the one-year  period immediately following the date on which he attains the age of 32 years  or  on  which  he  becomes a Participant in the

Plan, whichever is later, or, if his service is terminated  on  or after his

Initial  Vesting  Date  and prior to his attaining the age of 32 years,  the

date  of  termination  of  his   service,   or  as  soon  thereafter  as  is

administratively practicable, with written notification of (i) the terms and conditions upon which the Qualified Preretirement Survivor Annuity described above will be payable to his surviving spouse,  (ii) the Participant's right to designate at any time prior to his death a person  other  than his spouse as his Beneficiary and the effect that such a designation will  have  on the

Qualified   Preretirement   Survivor   Annuity,  (iii)  the  rights  of  the

Participant's spouse in the event that the  spouse  does not consent to such designation and (iv) the right of the Participant to  change his Beneficiary designation in accordance with the provisions of Section  5.2  hereof at any time prior to his death and the effect that such a change will have upon the

Qualified Preretirement Survivor Annuity.

    If  the  Beneficiary  of a Participant is his spouse but the Participant elects, pursuant to the provisions  of  Section  2.4(A)(3) or 2.4(B) hereof,

whichever is applicable, an actuarially equivalent  form  of  payment of the benefit  provided  under  such applicable section that does not provide  for monthly payments during the  lifetime of his spouse in an amount at least as great as the actuarially equivalent  income,  if  any,  that would have been payable to such spouse under the provisions of the Qualified  Joint  and 50%

Survivor  Annuity Option if the Participant had retired under the provisions of Section  2.1  or  2.2  hereof or his retirement income payments due under

Section 2.4(A) hereof had commenced,  whichever  is  applicable,  on the day before his death while said option was in effect and he had died immediately thereafter,  the  Committee shall inform such Participant that such election will constitute an election not to receive a benefit which has the effect of a Qualified Preretirement  Survivor Annuity provided under a qualified joint and survivor annuity as described  in  Section 417 of the Code, and the con-

sent of the Participant's spouse shall be  required  in  order  for  such an election to become effective.

    There  shall  be  no  duplication  between  the  benefits provided under

Sections 2.3(G), 2.4(A)(3) and 2.4(B) and under the Qualified  Preretirement

Survivor  Annuity  described in this Section 4.1(D), but the benefits  under each shall be inclusive of the benefits under the other.

    (E)   Spousal Consent  Requirement and Waiver:  Any provisions herein to

the  contrary  notwithstanding,   if  the  consent  of  the  spouse  of  the

Participant is required for any reason  under  the  provisions  hereof, such consent in order to be effective must be in writing and witnessed  by a Plan representative  or a notary public.  In the event that such consent is  with respect to the election  of  a  form of payment other than a Qualified Joint and Survivor Annuity or the designation of a person other than the spouse as the Participant's Beneficiary, such  consent  must  acknowledge the specific form of payment that has been elected or the person who  has been designated as Beneficiary, as the case may be, and must acknowledge the  effect of such

consent.   Any  of  the above to the contrary notwithstanding, such  spousal consent for any reason  hereunder  shall,  unless  otherwise required by the

Committee or by applicable law, be waived for the purposes of the Plan if:

    (1) the spouse has previously consented to such specified action in accordance with the provisions above and such previous consent (a) permits changes with respect to such specified action without any requirement of further consent by such spouse and (b) acknowledges the effect of such consent by the spouse;

    or

    (2) it is established to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury or his delegate may prescribe by regulations as reasons for waiving the spousal consent requirement.

    (F)   Latest Date  of  Commencement  of  Payments:  Except to the extent otherwise  permissible under rules or regulations  issued  by  the  Internal

Revenue Service,  distribution of the accrued benefit to which a Participant has a nonforfeitable  interest  must  commence  on a date not later than the earlier to occur of:

    (1) his Required Beginning Date, regardless of whether or not his service has been terminated;

    or

    (2)   the later of:

          (a) the date that is no later than the 60th day after the close of the Plan Year during which (i) his service is terminated for any reason, (ii) he attains the age of 65 years or (iii) the tenth anniversary of the date on which he initially commenced participation in the Plan or Superseded Plan, whichever is latest, occurs; or

          (b) the date that the Participant elects in accordance with the provisions of Section 3.1 hereof as the date of commencement of his retirement income;

provided, however, if an election  of  a  form of payment has been made by a

Participant prior to January 1, 1984 that provides  for  the commencement of his benefit at a date later than the date applicable under  (1) or (2) above and  such  election  both  (i)  satisfies  the transitional rule in  Section

242(b)(2)  of the Tax Equity and Fiscal Responsibility  Act  of  1982  (P.L.

97-248) and  (ii)  has not been subsequently revoked or changed (a change of

Beneficiaries  under  the  designation  will  not  be  considered  to  be  a revocation or change  of  such  form  of  payment  so  long as the change in

Beneficiaries does not alter, directly or indirectly, the  period over which distributions  are  to be made under such form of payment), distribution  of the Participant's accrued benefit shall not be required to commence prior to the date of commencement specified in such election.

    (G)   No Benefit  Reduction  Due  to  Post  Termination  Social Security

Changes:   Benefits under the Plan shall not be decreased by reason  of  any increase in the benefit levels payable under Title II of the Social Security

Act or by reason  of  any  increase in the wage base under such Title II, if such increase takes place after  September 2, 1974 or (if later) the earlier of  the  date  of  first  receipt  of such  benefits  or  the  date  of  the

Participant's separation from service, as the case may be.

    (H)   Minimum Preserved Benefit Due to Certain Amendments:  In the event that the Plan or Superseded Plan has  been  or  is amended effective as of a date on or after July 1, 1989 to eliminate or reduce  a  subsidy or an early retirement benefit or to change the actuarial assumptions  used to determine actuarially  equivalent benefits payable thereunder, the monthly  retirement income or other  benefit,  if  any,  payable under the provisions of Section

2.1, 2.2, 2.3 or 2.4 (and Section 3.1  if  an  optional  form  of payment is applicable)  to  a  Participant,  who  was  a  participant  in  the Plan  or

Superseded  Plan  as  of  the  day  immediately preceding the date that  the elimination, reduction or change becomes  effective  (herein  referred to as the  "Preservation  Date")  and  who  retires or whose service is terminated after the Preservation Date, shall be at  least  equal  to the corresponding amount of the monthly retirement income or other benefit, if any, payable to him  under  the provisions of such applicable section of the  Plan  (or,  if applicable, the  section  of  the  Superseded  Plan that corresponds to such applicable  section  of  the  Plan) as in effect on  the  Preservation  Date computed using his Credited Service  and  Final Average Monthly Compensation

(or, if applicable, their corresponding terms  under  the  Superseded  Plan)

determined as of the Preservation Date under the provisions of the Plan (or,

if applicable, the Superseded Plan) as in effect on such date and using,  if applicable,  the  mortality table and interest rate assumptions that applied under the provisions of the Plan (or, if applicable, the Superseded Plan) as in  effect  on  the Preservation  Date  to  compute  actuarially  equivalent benefits  payable  to  a  Participant  who  retired  or  whose  service  was terminated on the Preservation Date.

    (I)   Direct Rollover Options for Eligible Rollover Distributions:  This

section  applies   to  distributions  made  on  or  after  January 1,  1993.

Notwithstanding any  provision  of  the  Plan  to  the  contrary  that would otherwise  limit  a distributee's election under this section, a distributee

may  elect,  at  the  time   and  in  the  manner  prescribed  by  the  plan

administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement  plan  specified  by the distributee in a direct rollover.  The following definitions apply to this section:

    (1) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance of the credit of the distributee, except that an eligible rollover distribution does not include:

          (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more;

          (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and

          (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

    (2) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

    (3) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

    (4) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

Any options set forth in this section shall automatically become inoperative and of no effect upon a ruling by the Treasury Department that such  options set forth herein are no longer required.


4.2 - LIMITATIONS ON BENEFITS REQUIRED
    BY THE INTERNAL REVENUE SERVICE

    (A)   Limitation  in  the  Event of Plan Termination:  In the event that the Plan is terminated, the benefit  of  any  Participant  who  is  a Highly

Compensated  Employee  (or  a  highly compensated former employee) shall  be limited to a benefit that is nondiscriminatory  under  Section  401(a)(4) of the Code and regulations issued with respect thereto.

    (B)   Limitation on Annual Payments:

    (1) The provisions of this Section (B) shall apply during each Plan Year to those Participants who during such Plan Year (a) are among the 25 highest-paid Participants (including former Participants) in the Plan (determined with respect to each Employer or group of Employers with respect to which the Plan represents a separate single plan) and (b) are Highly Compensated Employees (or highly compensated former employees) and whose annual payments under the Plan must be restricted due to the provisions of Section 401(a)(4) of the Code and regulations issued with respect thereto.

    (2) To the extent required by Section 401(a)(4) of the Code and regulations issued with respect thereto, the annual benefit payable under the Plan to any such Participant to whom the provisions of this Section (B) are applicable shall not exceed an amount equal to the payments that would be made on his behalf under a single life annuity that is the actuarial equivalent of the sum of his accrued benefit and his other benefits under the Plan; provided, however, that such restriction shall not apply if:

          (a) after payment of the "benefits" (as defined below) to the Participants to whom the provisions of this Section (B) are applicable, the remaining value of Plan assets equals or exceeds 110% of the value of current liabilities within the meaning of Section 412(l)(7) of the Code and regulations issued with respect thereto;

          or

          (b) the value of the "benefits" (as defined below) for such Participant is less than 1% of the value of current lia-bilities within the meaning of Section 412(l)(7) of the Code and regulations issued with respect thereto.

    (3) For the purposes of this Section (B), the term "benefit" shall have the meaning assigned in Treasury Regulation 1.401(a)(4)-5(c) and shall include loans in excess of the amounts set forth in
          Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the employee's life.

4.3 - BENEFITS NONFORFEITABLE IF PLAN IS TERMINATED

    In the event of the termination or partial  termination of the Plan, the rights of each affected Participant in the Plan to  benefits accrued to such date  of  termination, to the extent then funded, shall  be  nonforfeitable,

where such  benefits  shall  be  determined  and  distributed as provided in

Section 4.5 hereof; provided, however, if the participation  in  the Plan of one  or  more but not all Employers that are members of a group of Employers with respect  to  which the Plan represents a single plan is terminated, the

Plan shall not be considered  to  have  been  terminated for the purposes of this Section 4.3 (although a partial termination  of  the  Plan  may  result because of such termination of participation).  Unless specifically required otherwise by law or by rules or regulations of the Internal Revenue Service,

the  nonforfeitable  rights granted to Participants under the provisions  of this section shall not  apply  with respect to (i) any benefits (or portions thereof) that have been cashed out,  whether  voluntarily  or involuntarily,

under the provisions hereof and that have not been reinstated  (by repayment or  by  the reinstatement of Credited Service accrued prior to the  date  of such cashout)  in accordance with the provisions hereof prior to the date of the termination  or  partial  termination  of the Plan or (ii) any nonvested benefits at the date of termination of service  of  a  terminated or retired

Participant whose service was terminated prior to the date of termination or partial termination of the Plan.

4.4 - MERGER OF PLAN

    In  the  case of the merger or consolidation of the Plan  with,  or  the transfer of assets  or  liabilities  to,  another qualified retirement plan,

each Participant must be entitled to receive  a benefit, upon termination of such  other  retirement plan after such merger, consolidation  or  transfer,

which is at least  equal to the benefit which he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had been terminated at that time.

4.5 - TERMINATION OF PLAN AND DISTRIBUTION OF TRUST FUND

    Upon termination  of  the Plan in accordance with the provisions hereof,

the share of the assets of  the Trust Fund available for distribution to the affected Participants and Beneficiaries  shall  be allocated and distributed in accordance with the following procedure.

    (A)   The Committee shall determine the date  of  distribution  and  the share  in  the value of the assets of the Trust Fund that is attributable to each Employer  or  group  of  Employers  with  respect  to  which  the  Plan represents a single plan.

    (B)   The  distribution  of  the asset value will, subject to the provi-

sions of Section 417(e)(1) of the  Code,  be  provided  by  the  purchase of insured annuities from a company or companies selected by the Committee  for each  class of Participants and other persons entitled to benefits under the

Plan, as  specified in (C) below, except that, in lieu of the purchase of an annuity, a  lump-sum  distribution  shall  be  made  to  or  on  behalf of a

Participant  if  (i)  the  actuarially  equivalent  single-sum value of  the benefit (payable as a lump-sum settlement) to be distributed  to  him  or on his behalf under the provisions of this Section 4.5 is equal to or less than

$3,500, or is equal to or less than such larger amount that is permitted  as an  involuntary  cashout  of  benefits  under  rules  and regulations of the

Internal Revenue Service and Pension Benefit Guaranty Corporation,  and (ii)

such distribution may be made without the necessity of having the consent of the  recipient  under  any  applicable  rules or regulations of the Internal

Revenue  Service  or Pension Benefit Guaranty  Corporation.   Any  annuities

purchased pursuant  to the provisions of this Section 4.5 will be subject to the provisions hereof  pertaining  to  the  Qualified Joint and 50% Survivor

Annuity Option and to the Qualified Preretirement Survivor Annuity.

    (C)   The  Committee  shall  determine  the asset  value  available  for distribution on behalf of each Employer or group  of  Employers with respect to  which the Plan represents a single plan after taking  into  account  the

expenses  of  such  distribution.   After having determined such asset value

available for distribution to each such  Employer  or group of Employers, as the case may be, and subject to the applicable provisions  of any Supplement hereto pertaining to the distribution of assets upon the termination  of the

Plan,  the  Committee  shall  allocate  such  asset  value (allocated to the particular Employer or group of Employers) as of the date  of termination of the  Plan in accordance with Section 4044 of the Employee Retirement  Income

Security  Act  of  1974,  as  amended.   For the purposes of determining the

amount of the allocation to which a disabled Participant, who is entitled to a  benefit under the provisions of Section  2.3  hereof  but  whose  Annuity

Starting  Date  is  after  the  date of termination of the Plan, is entitled under this Section 4.5, his accrued benefit as of the date of termination of the Plan shall be computed as though  he  had  recovered  from his total and permanent disability, reentered the service of the Employer  on  the date of termination  of  the  Plan  and  his service had been terminated immediately after his reentry and prior to the termination of the Plan.

    (D)   In the event that there  be asset value remaining after the satis-

faction  of  all  liabilities  of  the  Plan   to   Participants   and   the

Beneficiaries,  such  residual  assets shall be distributed to the Employer,

except that, in the case of a group  of  Employers with respect to which the

Plan represents a single plan, such residual  assets  shall  remain  in  the

Trust  Fund  if the Plan is not being terminated with respect to all of such

Employers.

    (E)   The  order  of priorities for, and the amounts and methods of, the distributions set forth  in  (C)  above  and  the rights of Participants and

Beneficiaries  to  benefits  under the Plan shall  be  subject  (i)  to  the distribution rules set forth in  the  Plan, (ii) to the limitations provided by Section 4.2 of the Plan, (iii) to any changes, including the recapture of any prior distributions to Participants,  as  may  be ordered by the Pension

Benefit  Guaranty  Corporation  and  (iv)  to any changes  required  by  the

Internal   Revenue  Service  as  a  condition  for   issuing   a   favorable

determination  letter  stating  that  the  distribution  of  assets will not adversely  affect  the continued qualified status of the Plan under  Section

401(a) of the Code.

    (F)   As soon as practicable after both (a) the date that the assets may be distributed under  the  rules  and  regulations  of  the  Pension Benefit

Guaranty Corporation and (b) the date that a favorable determination  letter is  received  from  the Internal Revenue Service stating that in its opinion the method of distribution will not adversely affect the continued qualified status of the Plan under  Section  401(a)  of  the Code, the Committee shall direct  the  Trustee  to distribute the assets to the  affected  parties  in accordance with such method.

4.6 SPECIAL PROVISIONS THAT APPLY IF PLAN IS TOP-HEAVY

    The provisions of this  Section  4.6  shall apply if the Superseded Plan was or the Plan is a "top-heavy plan" within  the  meaning of Section 416(g)

of the Code with respect to any Plan Year beginning after December 31, 1983.

    (A)   Determination of Plan Years in Which Plan  Is Top-Heavy:  The Plan

shall be top-heavy with respect to an applicable Plan Year if:

    (1)   either:

          (a) any Participant, former Participant or Beneficiary in the Plan is a "key employee" within the meanings of Sections 416(i)(1) and 416(i)(5) of the Code (hereinafter referred to in this Section 4.6 as "Key-Employees"); or

          (b) the Plan is required to be combined with any other plan, which is included in the Aggregation Group (as defined below) and which has a participant who is a Key Employee, in order to enable such other plan to meet the requirements of Section 401(a)(4) or Section 410 of the Code;

          and

    (2) the ratio (determined in accordance with Section 416 of the Code) as of the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such first Plan Year (such day, whether applicable to the first Plan Year or to subsequent Plan Years, is hereinafter referred to in this Section 4.6 as the "Determination Date") of:

          (a) the sum of (i) the present value of the cumulative accrued benefits for all Key Employees under all defined benefit plans included in the Aggregation Group plus (ii) the aggregate of the individual accounts of all Key Employees under all defined contribution plans included in such Aggregation Group;

               to

          (b) a similar sum determined for all Participants, former Participants and Beneficiaries - excluding any such Participant or former Participant (or his Beneficiary) who was a Key Employee for any prior Plan Year but who is not currently a Key Employee and also excluding, for Plan Years beginning after December 31, 1984, any Participant or former Participant (or his Beneficiary) who has not at any time during the five-year period ending on the Determination Date performed services for any employer maintaining a plan included in the Aggregation Group - under all defined benefit plans and defined contribution plans included in such Aggregation Group;

          is greater than 60%.

    For the purposes of  this  Section 4.6, the Aggregation Group shall mean the Plan plus all other defined benefit plans and defined contribution plans

(including any such plans that terminated during the five-year period ending on  the Determination Date), if any,  maintained  by  the  Controlled  Group

Members;  provided,  however,  that  any  defined  benefit  plan  or defined contribution plan of any Controlled Group Member that (i) does not  have any participant  who  is  a Key Employee and (ii) is not required to be combined with any other plan, which  is  included  in the Aggregation Group and which has a participant who is a Key Employee, in  order to enable such other plan to meet the requirements of Section 401(a)(4)  or  Section  410 of the Code,

shall be included in the Aggregation Group only if such defined benefit plan or  defined  contribution  plan,  together  with  the  other plans that  are included  in  the  Aggregation  Group,  as  a  combined  group  satisfy  the requirements of Sections 401(a)(4) and 410 of the Code.

    The  present value of an accrued benefit under the Plan shall,  for  the purposes of  this Section 4.6, be determined as of the most recent valuation date that (i) is used for the Plan Year for computing Plan costs for minimum funding purposes  (regardless  of  whether a valuation is actually performed for  that  year)  and  (ii) is within the  12-month  period  ending  on  the applicable Determination  Date (such valuation date is herein referred to in

this Section 4.6 as the "Valuation  Date").   Such  present value of accrued

benefits  under  the  Plan  shall  be  computed  using 5% interest  and  the mortality table used for such Plan Year for computing Plan costs for minimum funding purposes.

    The  present value of the cumulative accrued benefits  under  the  other defined benefit plans included in the Aggregation Group and the aggregate of the individual  accounts  under  the  defined contribution plans included in such Aggregation Group shall be determined  separately for each such plan in accordance with Section 416 of the Code and regulations  issued with respect thereto  as  of  the "determination date" that is applicable  to  each  such separate plan and  that  falls  within  the  same  calendar  year  that  the

Determination Date applicable to the Plan falls.

    Unless  required otherwise under Section 416 of the Code and regulations issued thereunder,  a Participant's (or Beneficiary's) accrued benefit under the Plan shall be equal to the sum of:

    (1)   an amount equal to either:

          (a) if his service has not been terminated and he has not reached his Normal Retirement Date as of the Valuation Date, the Accrued Benefit that he has accrued as of the Valuation Date;

          (b) if his service has not been terminated and he has reached his Normal Retirement Date as of the Valuation Date, the monthly retirement income to which he would have been entitled under the normal retirement provisions of the Plan if he had retired on the Valuation Date;

               or

          (c) if his service has been terminated as of the Valuation Date, the amount of retirement income or other benefit that is payable on his behalf under the Plan on and after the Valuation Date;

          plus

    (2)   the  aggregate  distributions   made  on  his  behalf  during  the
          five-year period ending on the Determination Date;

provided, however, that his estimated accrued  benefit between the Valuation

Date  and  Determination Date applicable to the first  Plan  Year  shall  be included as  part of his accrued benefit with respect to the first Plan Year only.  Any provisions  hereof to the contrary notwithstanding and solely for the purpose of determining  if  the  Plan  is  top-heavy  with respect to an applicable Plan Year beginning after December 31, 1986, the  accrued benefit of  any  employee  who is not a Key Employee shall be determined  under  the method which is used  for  accrual  purposes  for  all defined benefit plans included in the Aggregation Group or, if a single method is not used for all such defined benefit plans, the accrued benefit of such  employee  shall  be determined  as  though  it accrued not more rapidly than the slowest accrual rate permitted under the  fractional accrual rule of Section 411(b)(1)(C) of the Code.

    (B)   Minimum Vesting Provisions  if  Plan Becomes Top-Heavy:  Any other provision of the Plan to the contrary notwithstanding,  the  Initial Vesting

Date of a Participant in the Plan, who has accrued an Hour of Service during any Plan Year that is subsequent to the last Plan Year that the Plan was not top-heavy,  for the purpose of determining his eligibility for  the  benefit provided under Section 2.4(A) hereof during any Plan Year that is subsequent to the last Plan  Year  that  the Plan was not top-heavy, shall not be later than (i) the date as of which he  completes  two years of Vesting Service or

(ii) the first day of the Plan Year immediately following the last Plan Year that  the  Plan  was  not  top-heavy, whichever is  later,  but  the  Vested

Percentage of the Participant  for  the  purposes of Section 2.4(A)(1) shall not be less than the percentage specified  in the schedule below, based upon the Participant's number of years (ignoring fractions) of Vesting Service as of the date of termination of his service, with  respect  to  the portion of his Accrued Benefit that is attributable to employer contributions:


           Years of Vesting             Vested
               Service                Percentage

             Less than 2                   0%
                  2                       20%
                  3                       40%
                  4                       60%
                  5                       80%
              6 or More                  100%

    In the event of a Change of Control, however, each Participant's  Vested

Percentage  shall  be  100%,  regardless  of the number of the Participant's years of vested Service.

    In the event that the Plan ceases to be  top-heavy  with  respect to any subsequent  Plan Year, the following provisions will apply with  respect  to the minimum benefits  to  which such a Participant is entitled under Section

2.4(A)  hereof during such subsequent  Plan  Years  that  the  Plan  is  not top-heavy:

    (1) if the Participant had not completed at least two years of Vesting Service as of the last day of the last Plan Year during which the Plan was top-heavy, his nonforfeitable right to the benefits to which he is entitled under Section 2.4(A) hereof shall be determined as though the Plan had never been top-heavy;

    (2) if the Participant had completed at least two but had not completed at least three years of Vesting Service as of the last day of the last Plan Year during which the Plan was top-heavy, he shall be eligible for a minimum benefit payable under Section 2.4(A) hereof; such minimum benefit provided under Section 2.4(A)(1) shall be based upon the product of (i) the portion of the Accrued Benefit that he had accrued as of the date of termination of his service multiplied by (ii) his Vested Percentage determined as of the last day of the last Plan Year during which the Plan was top-heavy;

    (3) if the Participant had completed at least three years of Vesting Service as of the last day of the last Plan Year during which the Plan was top-heavy, he shall be eligible for the benefit provided under Section 2.4(A) hereof, but the Participant's Vested Percentage shall be determined in the same manner as though the Plan had remained top-heavy; and

    (4) the Accrued Benefit that a Participant, whose Vesting Service includes service that was accrued on or prior to the last day of the last Plan Year that the Plan was top-heavy, has accrued as of any given date shall not be less than the actuarial equivalent of
          (a) the benefit provided on his behalf under Section 4.6(C)(1) below as of such given date plus (b) the benefit provided on his behalf under Section 4.6(C)(2)(a) below as of the last day of the last Plan Year during which the Plan was top-heavy less (c) the amount of the benefit provided on his behalf under Section 4.6(C)(2)(b) below as of such given date.

    (C)   Minimum Benefit If Plan Becomes Top-Heavy:   In the event that the

service of a Participant is terminated on or after his Initial  Vesting Date for any reason, the retirement income payable to the Participant  under  the provisions  of  Section 2.1, 2.2, 2.3 or 2.4(A) hereof or, if the service of the Participant is  terminated by reason of his death, the retirement income which he has accrued  as  of the date of his death that is used to determine the benefit payable on his  behalf  under  the  provisions of Section 2.4(B)

hereof,  whichever  is applicable, shall not be less  than  that  amount  of retirement income which  is  actuarially equivalent (based upon the interest and mortality assumptions that  are being used under the Plan as of the date of  his  retirement  or termination  of  service  to  determine  actuarially equivalent non-decreasing  annuities)  to  an amount equal to the excess, if any, of:

          (1) a monthly retirement income payable to the Participant for life (with no ancillary benefits) commencing at his Normal Retirement Date in an amount equal to (i) 2% of his "IRC 416 Final Average Monthly Compensation" multiplied by (ii) his number of years of Vesting Service, not in excess of 10 years, that were accrued during those Plan Years in which the Plan was top-heavy, with the resulting product of (i) and
               (ii) multiplied by (iii) his Vested Percentage at the date of his retirement or termination of service; provided, however, if the Participant retires after his Normal Retirement Date, the amount of the monthly retirement income determined under this Subparagraph (a) shall not be less than the actuarial equivalent of the monthly retirement income determined in accordance with this subparagraph that would have been payable to the Participant if he had retired on his Normal Retirement Date;

          over

          (2) the monthly retirement income payable to the Participant for life (with no ancillary benefits) commencing at his Normal Retirement Date in an amount equal to the sum of:

               (a) such amount of income, if any, that he has a nonforfeitable right to receive and that is attributable to employer contributions and is payable to the Participant under the other defined benefit plans, if any, which are included in the Aggregation Group;

               plus

               (b) such amount of income that can be provided on an actuarially equivalent basis (based upon the interest and mortality assumptions that are being used under the Plan as of the date of his retirement or termination of service to determine actuarially equivalent non-decreasing annuities) by the amounts, if any, that he has a nonforfeitable right to receive and that are attributable to employer contributions and forfeitures that are credited to his account under the defined contribution plans, if any, included in the Aggregation Group;

provided, however, if the Aggregation  Group  includes  one  or more defined contribution plans and if, with respect to each Plan Year that  the  Plan is

top-heavy,   the   Participant   has  received  an  allocation  of  employer

contributions and forfeitures to his account under such defined contribution plan  or  plans  which  is equal to or  greater  than  5%  of  the  IRC  415

Compensation that he received  during  such  Plan  Year  from  the employers maintaining  plans  included  in the Aggregation Group, the minimum  benefit described above in this Section 4.6(C) shall not apply to such Participant.

    For the purposes of this Section  4.6(C), a Participant's "IRC 416 Final

Average Monthly Compensation" shall be  equal to his average monthly rate of

IRC  415 Compensation for the five consecutive  calendar  years,  which  are prior  to the January 1st immediately following (i) the date of the Partici-

pant's retirement  or  termination  of service or (ii) the close of the last

Plan Year in which the Plan is top-heavy, whichever is earlier, during which

he  received  the  highest aggregate IRC  415  Compensation.   Such  average

monthly rate will be  determined  by  dividing  the  total  of  such IRC 415

Compensation  that  he  received during such five-consecutive-calendar  year period from the employers  maintaining  plans  included  in  the Aggregation

Group  by  the  product  equal  to  12 times the number of years of  Vesting

Service  which he accrued during such  five-calendar-year  period.   In  the

event that  the  Participant  does not receive both IRC 415 Compensation and

Vesting Service during a calendar year or calendar years, such calendar year or calendar years during which  he did not receive both IRC 415 Compensation and Vesting Service shall be ignored  and  excluded  in determining the five consecutive  calendar years during which he received the  highest  aggregate

IRC 415 Compensation.

    (D)   Maximum Amount of Retirement Income Due to Restrictions of Section

416(h) of the  Code  if  Plan Is Top-Heavy:  Any provision of Section 4.1(A)

hereof  to  the  contrary notwithstanding,  the  monthly  retirement  income payable during any  Plan  Year  that  the Plan is top-heavy to a Participant hereunder who is a participant in both  a  defined  contribution  plan and a defined  benefit  plan,  which  are  either  maintained  by  the Employer or included  in  the  Aggregation  Group,  shall not exceed the maximum  amount

permitted under Section 416(h) of the Code.   The benefits payable under the

defined benefit plans shall be reduced, if necessary,  so  that such maximum is not exceeded.



                              SECTION 5

           MISCELLANEOUS PROVISIONS REGARDING PARTICIPANTS


5.1 - PARTICIPANTS TO FURNISH REQUIRED INFORMATION

    Each Participant, his spouse and his Beneficiaries and joint  pensioners will  furnish  to  the Committee such information as the Committee considers necessary or desirable  for  purposes  of  administering  the  Plan, and the provisions  of  the  Plan respecting any payments thereunder are conditional upon  the  Participant's,  Beneficiary's  or  joint  pensioner's  furnishing promptly such  true,  full  and  complete  information  as the Committee may request.

    Each  Participant  will submit proof of his age and marital  status  and proof of the age and continued  life of each Beneficiary and joint pensioner designated or selected by him to  the  Committee at such time as required by the Committee.  The Committee will, if such  proof of age, marital status or continued  life  is not submitted as required, use  as  conclusive  evidence thereof, such information  as  is deemed by it to be reliable, regardless of

the source of such information.   Any  adjustment required by reason of lack

of proof or the misstatement of the age  of  persons  entitled  to  benefits hereunder,  by  the Participant or otherwise, will be in such manner as  the

Committee deems equitable.

    Any notice or  information  which, according to the terms of the Plan or the rules of the Committee, must  be  filed  with  the  Committee,  shall be deemed so filed at the time that it is actually received by the Committee.

    The  Employer, the Committee, and any person or persons involved in  the administration of the Plan shall be entitled to rely upon any certification,

statement,  or  representation  made  or  evidence furnished by an employee,

Participant, Beneficiary or joint pensioner with respect to his age or other facts required to be determined under any of  the provisions of the Plan and shall not be liable on account of the payment of  any monies or the doing of any  act  or  failure to act in reliance thereon.  Any  such  certification,

statement, representation  or  evidence,  upon being duly made or furnished,

shall be conclusively binding upon the person  furnishing same; but it shall not be binding upon the Employer, the Committee,  or  any  other  person  or persons  involved  in  the  administration  of  the Plan, and nothing herein contained shall be construed to prevent any of such  parties from contesting any such certification, statement, representation or evidence  or to relieve the Employee, Participant, Beneficiary or joint pensioner from the  duty  of submitting satisfactory proof of any such fact.

5.2 - BENEFICIARIES

    Subject  to  the provisions of the following paragraphs of this section,

each Participant may,  on a form provided for that purpose, signed and filed with the Committee, designate  a Beneficiary to receive the benefit, if any,

which may be payable under the Plan  in  the  event  of  his death, and each designation may be revoked by such Participant by signing  and  filing  with the Committee a new designation of Beneficiary form.

    If a deceased Participant, who has been married to his spouse throughout the one-year period immediately preceding his death, has designated a person other  than  his spouse as his Beneficiary and such spouse has not consented in accordance with the provisions of Section 4.1(E) hereof, either after the date of the Participant's  separation  from  service or on or after the date that  the Participant attained the age of 35 years,  to  such  other  person being designated  as  the  Beneficiary,  the  provisions  of  Section 4.1(D)

hereof, relating to the qualified preretirement survivor annuity  payable to his  surviving spouse, will apply in the event of his death on or after  his

Initial  Vesting  Date,  and the Participant will automatically be deemed to have changed his designation  of  Beneficiary  to  the  extent  necessary to comply with the provisions of Section 4.1(D).

    If  a  deceased  Participant  who had a spouse at the date of his  death failed to designate a Beneficiary in  accordance with the provisions of this

section,  he  shall  be  deemed  to  have  designated   his  spouse  as  his

Beneficiary.  If a deceased Participant who had no spouse at the date of his death failed to designate a Beneficiary in accordance with the provisions of this section or if a deceased Participant (whether or not he has a surviving spouse at the date of his death) had previously designated a Beneficiary but no designated Beneficiary is surviving at the date of his  death,  the death benefit,  if  any,  that may be payable under the Plan with respect to  such

deceased  Participant   shall  be  paid  to  the  estate  of  such  deceased

Participant.

5.3 - CONTINGENT BENEFICIARIES

    In the event of the death  of a Beneficiary who survives the Participant and who, at the Beneficiary's death,  is  receiving benefits pursuant to the provisions of the Plan within any certain period  specified  under  the Plan with  respect  to which death benefits are payable under the Plan after  the

Participant's death,  the  same amount of monthly retirement income that the

Beneficiary  was receiving shall  be  payable  for  the  remainder  of  such specified certain  period  to a person designated by the Participant (in the manner provided in Section 5.2)  to receive the remaining death benefits, if any, payable in the event of such contingency or, if no person was so named,

then to a person designated by the  Beneficiary  (in  the manner provided in

Section  5.2)  of  the deceased Participant to receive the  remaining  death benefits, if any, payable  in  the  event  of  such  contingency;  provided,

however,  that  if no person so designated be living upon the occurrence  of such contingency,  then  the  remaining  death  benefits,  if  any, shall be payable for the remainder of such specified certain period, to the estate of such deceased Beneficiary.

5.4 - PARTICIPANTS' RIGHTS IN TRUST FUND

    No Participant or other person shall have any interest in or  any  right in,  to  or under the Trust Fund, or any part of the assets held thereunder,

except as to the extent expressly provided in the Plan.



    5.5 - BENEFITS NOT ASSIGNABLE

    Except  to the extent required to comply with a qualified domestic rela-

tions order as  described  in Sections 401(a)(13) and 414(p) of the Code, no benefits, rights or accounts shall exist under the Plan which are subject in any  manner  to  voluntary or involuntary  anticipation,  alienation,  sale,

transfer, assignment,  pledge,  encumbrance or charge, and any attempt so to anticipate, alienate, transfer, assign,  pledge, encumber or charge the same shall be null and void; nor shall any such  benefit,  right or account under the  Plan  be in any manner liable for or subject to the  debts,  contracts,

liabilities,  engagements, torts or other obligations of the person entitled to such benefit,  right  or account; nor shall any benefit, right or account under the Plan constitute  an  asset in case of the bankruptcy, receivership or divorce of any person entitled  under  the  Plan;  and  any such benefit,

right  or  account  under  the  Plan shall be payable only directly  to  the

Participant or Beneficiary, as the  case may be.  Where a qualified domestic relations order has been received by  the  Committee, the terms and benefits of the Plan will be considered to have been  modified  with  respect  to the

Participant  affected to the extent that such order requires benefits to  be paid to specified individuals other than the Participant.

5.6 - BENEFITS PAYABLE TO MINORS AND INCOMPETENTS

    In the event  that  a  benefit  is payable to a person who is a minor or incompetent, the Committee may direct  that  such  benefit  be  paid to such person's legal representative, or in the case of a minor for whom  no  legal representative has been appointed, to a parent of such minor or incompetent,

or  to the custodian for such minor under the Uniform Gift to Minors Act  or

Uniform  Transfers  to  Minors  Act, if such is permitted by the laws of the state in which the minor resides.

5.7 - CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN

    The establishment and maintenance  of  the Plan will not be construed as conferring any legal rights upon any Participant  to the continuation of his employment with the Employer, nor will the Plan interfere  with the right of

the  Employer  to  discipline,  lay  off or discharge any Participant.   The

adoption and maintenance of the Plan shall  not  be  deemed  to constitute a contract between the Employer and any employee or to be a consideration for,

inducement to, or condition of employment of any person.

5.8 - NOTIFICATION OF MAILING ADDRESS

    Each  Participant and other person entitled to benefits hereunder  shall file with the  Committee  from  time  to  time,  in writing, his post office address and each change of post office address, and  any  check representing payment hereunder and any communication addressed to a Participant, a former

Participant,  a  Beneficiary  or a pensioner hereunder at his  last  address filed with the Committee (or, if no such address has been filed, then at his last address as indicated on the  records  of the Employer) shall be binding on such person for all purposes of the Plan,  and  neither the Committee nor the Trustee shall be obliged to search for or ascertain  the location of any such person.

    If  the Committee, for any reason, is in doubt as to whether  retirement income payments  are  being received by the person entitled thereto, it may,

by registered mail addressed  to such person and to such person's designated

Beneficiary, if any, at their address  last  known  to the Committee, notify such  person  and  his Beneficiary that all unmailed and  future  retirement income payments shall be henceforth withheld until the Committee is provided with evidence of such person's continued life and his proper mailing address

or with evidence of  such  person's  death.   In  the  event  that  (i) such

notification  is mailed to such person and his designated Beneficiary,  (ii)

the Committee is not furnished with evidence of such person's continued life and proper mailing  address or with evidence of his death within three years of the date such notification  was  mailed and (iii) the Committee is unable to find any person to whom payment is  due  under the provisions of the Plan within three years of the date such notification  was mailed, all retirement income and other benefit payments due shall be forfeited  at the end of such three-year period following the date such notification was mailed; provided,

however, if claim for any forfeited benefit is subsequently made by any such person  to whom payment is due under the Plan, such forfeited  benefits  due such person shall be reinstated.

5.9 - WRITTEN COMMUNICATIONS REQUIRED

    Any notice,  request, instruction, or other communication to be given or made hereunder shall  be  in  writing  and may be delivered to the addressee personally,  may  be delivered to the addressee  by  a  commercial  delivery service at the last  address for notice shown on the Committee's records, or may be deposited in the  United  States  mail  fully  postpaid  and properly addressed  to  such  addressee at the last address for notice shown  on  the

Committee's records.

5.10 -  BENEFITS PAYABLE AT OFFICE OF TRUSTEE

    All benefits hereunder,  and  installments  thereof, shall be payable at the office of the Trustee.

5.11 -  APPEAL TO COMMITTEE

    A Participant or Beneficiary who feels he is being denied any benefit or right provided under the Plan must file a written  claim with the Committee.

All such claims shall be considered filed on the date  the claim is received by the Committee.

    Upon the receipt of such a claim and in the event the  claim  is denied,

the Committee shall, within 90 days after its receipt of such claim, provide such claimant a written statement which shall be delivered or mailed  to the claimant  by  certified  or registered mail to his last known address, which statement shall contain the following:

    (A)   the specific reason or reasons for the denial of benefits;

    (B)   a specific reference  to the pertinent provisions of the Plan upon which the denial is based;

    (C)   a description of any additional  material  or  information that is necessary; and

    (D)   an explanation of the review procedure provided below;

provided, however, in the event that special circumstances require an exten-

sion  of  time  for processing the claim, the Committee shall  provide  such claimant with such written statement described above not later than 180 days after receipt of  the  claimant's  claim,  but, in such event, the Committee shall furnish the claimant, within 90 days after  its receipt of such claim,

written notification of the extension explaining the circumstances requiring such  extension  and  the  date  that it is anticipated  that  such  written statement will be furnished.

    Within 60 days after receipt of  a  notice  of  a  denial of benefits as provided above, if the claimant disagrees with the denial  of  benefits, the claimant or his authorized representative must request, in writing, that the

Committee  review  his claim and may request to appear before the  Committee for such review.  In conducting its review, the Committee shall consider any written statement or  other evidence presented by the claimant or his autho-

rized representative in  support of his claim.  The Committee shall give the

claimant  and  his  authorized   representative  reasonable  access  to  all

pertinent documents which the Committee  deems  pertinent  and necessary for the preparation of his claim.

    Within  60 days after receipt by the Committee of a written  application for review of  his  claim,  the  Committee  shall notify the claimant of its decision by delivery or by certified or registered  mail  to  his last known address; provided, however, in the event that special circumstances  require an extension of time for processing such application, the Committee shall so notify the claimant of its decision not later than 120 days after receipt of such  application,  but,  in  such  event,  the  Committee shall furnish the claimant,  within  60  days after its receipt of such  application,  written notification of the extension  explaining  the  circumstances requiring such extension  and the date that it is anticipated that  its  decision  will  be

furnished.   The  decision  of  the  Committee shall be in writing and shall include  the  specific  reasons  for  the decision  presented  in  a  manner calculated to be understood by the claimant  and  shall contain reference to all relevant Plan provisions on which the decision  was based.  The decision of the Committee shall be final and conclusive.



                              SECTION 6

           MISCELLANEOUS PROVISIONS REGARDING THE EMPLOYER


6.1 - CONTRIBUTIONS

    No contributions shall be required of or permitted  to  be  made  by any

Participant.   The  Employer intends, but does not guarantee, to make annual contributions in amounts  at least equal to the amounts, if any, required to meet  the minimum funding requirements  of  Section  412  of  the  Code,  as specified  in  the actuary's valuation reports for the applicable periods of time.  Subject to applicable provisions of law, neither the Employer nor any of its officers,  agents  or  employees,  nor  any  member  of  its board of directors, nor any partner or sole proprietor, guarantees, in any manner the payment of benefits under the Plan.

6.2 - EMPLOYER'S CONTRIBUTIONS IRREVOCABLE

    The Employer shall have no right, title or interest in the Trust Fund or in any part thereof, and no contributions made thereto shall revert  to  the

Employer  except  such  part of the Trust Fund, if any, that remains therein after the satisfaction of  all  liabilities  to persons entitled to benefits under the Plan and except as provided in the following paragraph.

    All contributions to the Plan are made subject  to  the qualification of the  Plan  under  Section  401 of the Code and to their deductibility  under

Section 404 of said Code.  In  the  event  that  the Plan represents a newly established retirement plan (and not an amendment  of an existing retirement plan)  with respect to an Employer and such qualification  of  the  Plan  is denied,  the  total contributions of the Employer, adjusted for any earnings or losses of the  Trust  Fund attributable thereto, shall be returned to the

Employer within one year of  the  date  of  denial of qualification.  In the event that a contribution either is made by a  good faith mistake of fact or is disallowed as a tax deductible expense under Section 404 of the Code, the excess of the amount contributed over either the amount that would have been contributed  if there had not been such a mistake  or  the  amount  that  is allowed as a tax  deductible  expense,  as the case may be, with such excess reduced by the net losses, if any, of the  Trust  Fund  attributable thereto

(but without any increase due to the net earnings, if any, of the Trust Fund attributable thereto), shall be returned to the Employer  within one year of the  date of the mistaken payment or the disallowance of the  deduction,  as the case may be.

6.3 - FORFEITURES

    Forfeitures shall not be used to increase the benefits that any Partici-

pant would  otherwise receive under the Plan at any time prior to the termi-

nation of the  Plan  but shall be anticipated in determining the costs under the Plan.

6.4 - AMENDMENT OF PLAN

    The Plan may be amended  from  time  to  time in any respect whatever by formal action on the part of the Company in the  manner described in Section

6.7  hereof  specifying  such  amendment,  subject  only  to  the  following imitations:


    (A)   Under no condition shall such amendment result  in  or  permit the return or repayment to any Employer of any property held or acquired  by the

Trustee  hereunder  or  the  proceeds  thereof  or  result  in or permit the distribution of any such property for the benefit of anyone other  than  the

Participants  and  their  Beneficiaries  or  joint pensioners, except to the extent  provided  by  Section 4.5 and Section 6.6  hereof  with  respect  to termination of the Plan and expenses of administration, respectively.

    (B)   Under no condition  shall  such  amendment  change  the  duties or responsibilities of the Trustee hereunder without its written consent.

    Except  to the extent permissible to comply with any laws or regulations of the United  States  or  of any state to qualify this as a tax-exempt plan and trust, no amendment may  be  made  that would result in a slower rate of vesting under the Plan for any Participant  who has completed at least three years of Vesting Service as of the effective  date  of such amendment or, if later,  as  of  the  date such amendment is adopted, unless  such  amendment provides that each such  Participant  may elect, during the period described below, to retain the rate of vesting in  effect under the Plan prior to such

amendment in lieu of the new rate of vesting.   The  period during which the

election  described  in the preceding sentence may be made  shall  begin  no later than the date the  Plan  amendment is adopted and shall end no earlier than 60 days after (i) the date the amendment is adopted, (ii) the effective date of such amendment or (iii)  the  date  the  Participant  is notified in writing of the amendment by the Committee, whichever is the latest  date  to occur.

    Subject  to  the foregoing limitations, any amendment may be made retro-

actively which, in  the judgment of the Committee, is necessary or advisable provided that such retroactive  amendment  does  not  deprive a Participant,

without  his  consent, of a right to receive benefits hereunder  which  have already vested  and matured in such Participant, except such modification or amendment as shall  be  necessary  to comply with any laws or regulations of the United States or of any state to  qualify  this as a tax-exempt plan and trust.

    The participation in the Plan of Employers other  than the Company shall not limit the power of the Company under the foregoing  provisions,  and all amendments  by  the  Company  to  the  Plan  shall be binding upon all other

Employers.  Each Employer may, with the consent  of  the Company, modify the provisions  of  the  Plan as it pertains only to its own  employees  by  the adoption, by formal action  on  its  part in the manner described in Section

6.7 hereof, of a Supplement to the Plan  specifying  such modifications that shall pertain only to its employees.

    Any  Supplement to the Plan adopted by an Employer  or  Employers  shall apply only  to  the  employees  of  the  Employer or Employers adopting such supplement and shall not affect the continued  operation  of  the  Plan with respect to any other Employers.



6.5 - TERMINATION OF PLAN

    The  Plan  may  be  terminated  by  the  Employers at any time by formal action, in the manner described in Section 6.7  hereof,  on the part of each

Employer  then  a party to the Plan specifying (a) that the  Plan  is  being terminated and (b)  the date as of which the termination is to be effective.

In the event the Plan  is  to  be  terminated, the Employer shall notify the

Committee and the Trustee of such termination.

    The Plan or participation in the  Plan  may  be terminated in the manner described above with respect to one, but less than  all,  of  the  Employers theretofore parties hereto and the Plan continued for the remaining Employer

or  Employers.   The  Plan  or participation in the Plan shall automatically terminate as to a particular  Employer  only upon adjudication by a court of competent jurisdiction that such Employer  is bankrupt or insolvent (whether such  proceedings be voluntary or involuntary),  upon  dissolution  of  such

Employer or upon its liquidation, merger or consolidation without provisions being made by its successor, if any, for the continuation of the Plan.

    In the event of the liquidation, dissolution, merger or consolidation of the Employer  under  such  circumstances  that  there  shall  be a successor person, firm or corporation continuing and carrying on all or a  substantial part  of  its  business,  such successor may be substituted for the Employer under the terms of the Plan  by  formal action on the part of such successor in the manner described in Section  6.7  hereof  specifying  its election to continue the Plan.

    Any provisions herein to the contrary notwithstanding, in  the  event of termination of the Plan the following will apply:

    (1) a disability retirement benefit shall not be payable on behalf of any Participant whose service is terminated on or after the date of termination of the Plan by reason of his total and permanent disability; and

    (2) the death benefits provided under Sections 2.3(G), 2.4(A)(3) and 2.4(B) (or under any Supplements hereto) shall not be payable on behalf of any Participant whose death occurs on or after the date of termination of the Plan, but the Qualified Preretirement Survivor Annuity may be payable on behalf of any such Participant whose death occurs prior to his Annuity Starting Date based upon the amount of retirement income, if any, that is payable on his behalf under the Plan as of the date of his death.

6.6 - EXPENSES OF ADMINISTRATION

    The Employer  may  pay  all  expenses  incurred in the establishment and administration of the Plan, including expenses  and fees of the Trustee, but it shall not be obligated to do so, and any such expenses not so paid by the

Employer shall be paid from the Trust Fund.

6.7 - FORMAL ACTION BY EMPLOYER

    Any  formal  action  herein permitted or required  to  be  taken  by  an

Employer shall be:

    (1) if and when a partnership, by written instrument executed by one or more of its general partners or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one or more general partners as having authority to take such action;

    (2) if and when a proprietorship, by written instrument executed by the proprietor or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by the proprietor as having authority to take such action;

    (3) if and when a corporation, by resolution of its board of directors or other governing board, or by written instrument executed by a person or group of persons who has been authorized by resolution of its board of directors or other governing board as having authority to take such action; or

    (4) if and when a joint venture, by formal action on the part of the joint venturers in the manner described above.



                              SECTION 7

                            ADMINISTRATION


7.1 - ADMINISTRATION BY COMMITTEE

    The Plan will be administered by the Retirement  Committee  appointed by the Company by formal action on its part in the manner described  in Section

6.7 hereof.  Such Committee will consist of (a) a chairman and at least  two additional  members  or  (b) a single individual.  Each member may, but need not,  be  a  director, proprietor,  partner,  officer  or  employee  of  any

Employer, and  each  such  member shall be appointed by the Company to serve until his successor shall be  appointed  in  like manner.  Any member of the

Committee may resign by delivering his written  resignation  to  the Company and  to the other members, if any, of the Committee.  The Company by  formal action  on its part in the manner described in Section 6.7 hereof may remove any member  of  the Committee by so notifying the member and other Committee members, if any,  in writing.  Vacancies on the Committee shall be filled by formal action on the  part of the Company in the manner described in Section

6.7 hereof.

    The Committee, in its  discretion,  may  delegate all or any part of its responsibilities of administering the provisions of the Plan with respect to any Employer or group of Employers to an administrative committee which will be appointed by such Employer or group of Employers  by formal action on its or their part in the manner described in Section 6.7 hereof.  In such event,

references  to  the "Committee" in any provisions hereof  which  apply  with

respect   to  such  delegated   responsibilities   shall   refer   to   such

administrative committee instead of the Retirement Committee.

7.2 - OFFICERS AND EMPLOYEES OF COMMITTEE

    The Committee may appoint a secretary who may, but need not, be a member of the Committee  and  may  employ such agents, clerical and other services,

legal counsel, accountants and  actuaries as may be required for the purpose of administering the Plan.  Any person  or  firm so employed may be a person or  firm  then,  theretofore  or  thereafter serving  the  Employer  in  any capacity.  The Committee and any individual  member of the Committee and any agent thereof shall be fully protected when acting  in  a prudent manner and relying  in  good  faith  upon  the  advice  of  the  following professional

consultants  or  advisors  employed by the Employer or the  Committee:   any

attorney  insofar  as legal matters  are  concerned,  any  certified  public accountant insofar as  accounting  matters  are  concerned  and any enrolled actuary insofar as actuarial matters are concerned.

7.3 - ACTION BY COMMITTEE

    A majority of the members of the Committee shall constitute a quorum for the transaction of business and shall have full power to act hereunder.  The

Committee may act either at a meeting at which a quorum is present  or  by a writing  subscribed  by  at least a majority of the members of the Committee then serving.  Any written  memorandum signed by the secretary or any member of the Committee who has been  authorized  to act on behalf of the Committee shall have the same force and effect as a formal  resolution adopted in open

meeting.   Minutes of all meetings of the Committee  and  a  record  of  any action taken by the Committee shall be kept in written form by the secretary appointed by  the  Committee  or,  if no secretary has been appointed by the

Committee, by an individual member of  the  Committee.   The Committee shall

give to the Trustee any order, direction, consent or advice  required  under the  terms of the Trust Agreement, and the Trustee shall be entitled to rely on any  instrument  delivered  to  it  and  signed  by  the secretary or any authorized  member  of  the  Committee  as  evidencing  the  action  of  the

Committee.

    A  member  of  the  Committee  may  not  vote or decide upon any  matter relating solely to himself or vote in any case in which his individual right or claim to any benefit under the Plan is particularly involved.  If, in any case in which any Committee member is so disqualified  to act, the remaining members  cannot  agree  or  if there is only one individual  member  of  the

Committee, the Company, by formal action on its part in the manner described in  Section  6.7  hereof, will appoint  a  temporary  substitute  member  to exercise all of the  powers  of  a qualified member concerning the matter in which the disqualified member is not qualified to act.

7.4 - RULES AND REGULATIONS OF COMMITTEE

    The Committee shall have the authority  to  make  such rules and regula-

tions  and  to  take  such  action  as  may  be necessary to carry  out  the provisions  of the Plan and will, subject to the  provisions  of  the  Plan,

decide any questions  arising  in  the  administration,  interpretation  and application  of the Plan, which decisions shall be conclusive and binding on

all parties.   The  Committee  may  allocate  or  delegate  any  part of its authority and duties as it deems expedient.

7.5 - POWERS OF COMMITTEE

    In  order  to  effectuate the purposes of the Plan, the Committee  shall have the power to construe  the  Plan  and to make equitable adjustments for any mistakes or errors made in the administration  of the Plan, and all such actions or determinations made by the Committee in good  faith  shall not be subject  to review by anyone.  The Committee is given the power to  appoint,

in its discretion,  one or more Investment Managers to manage, including the power to acquire or dispose of, all or any portion of the assets of the Plan and Trust Fund.  The  Committee  is  also given the power to serve as paying agent  for  the  Trust  Fund,  if  it so desires,  or  to  appoint,  in  its discretion, a paying agent or agents  to  disburse the benefits payable from the Trust Fund and to authorize and direct  the Trustee to make distribution to  the  Committee  as paying agent or to such other  paying  agent  as  the

Committee shall direct in writing.

7.6 - DUTIES OF COMMITTEE

    The Committee shall,  as  a  part  of  its general duty to supervise and administer the Plan:

    (1) determine all facts and maintain records with respect to any Employee's age, amount of Compensation, length of service, Hours of Service, Vesting Service, Credited Service and date of initial coverage under the Plan, and by application of the facts so deter-mined and any other facts deemed material, determine the amount, if any, of benefit payable under the Plan on behalf of a Participant;

    (2) establish, carry out and periodically review a funding policy and method consistent with the objectives of the Plan and the appli-cable lawful requirements of Title I of the Employee Retirement Income Security Act of 1974; provided, however, that any decisions pertaining to the amount and timing of contributions by the Employer to the Trust Fund are delegated to the Employer;

    (3)   give the Trustee specific directions in writing with respect to:

          (a) the making of distribution payments, giving the names of the payees, the amounts to be paid and the time or times when payments shall be made; and

          (b) the making of any other payments which the Trustee is not by the terms of the Trust Agreement authorized to make without a direction in writing of the Committee;

    (4) furnish the Trustee with such information (including information relative to the liquidity needs of the Plan) as is deemed necessary for the Trustee to carry out the purposes of the Trust Agreement;

    (5)   comply  with  all  applicable   lawful  reporting  and  disclosure
          requirements of the Employee Retirement  Income  Security  Act  of
          1974;

    (6) comply (or transfer responsibility for compliance to the Trustee) with all applicable Federal income tax withholding requirements for distribution payments imposed by the Tax Equity and Fiscal Responsibility Act of 1982;

    (7) engage on behalf of all Plan Participants an independent qualified public accountant to examine the financial statements and other records of the Plan for the purposes of an annual audit and opinion as to whether the financial statements and schedules in the annual report of the Plan are presented fairly in conformity with generally accepted accounting principles, unless such audit is waived by the Secretary of Labor or his delegate or unless such audit is otherwise not required; and

    (8) engage on behalf of all Plan Participants an enrolled actuary to prepare required actuarial statements, unless this requirement is waived by the Secretary of Labor or his delegate or unless such actuarial statements are otherwise not required.

    The foregoing list  of  express  duties  is  not  intended  to be either complete or conclusive, and the Committee shall, in addition, exercise  such other  powers  and  perform  such  other  duties  as  it may deem necessary,

desirable, advisable or proper for the supervision and administration of the

Plan.



7.7 - INDEMNIFICATION OF MEMBERS OF COMMITTEE

    To  the  extent not covered by insurance or if there  is  a  failure  to provide full insurance coverage for any reason and to the extent permissible under corporate  by-laws  and  other  applicable  laws  and regulations, the

Employers agree to hold harmless and indemnify the members  of the Committee against any and all claims and causes of action by or on behalf  of  any and all  parties  whomsoever,  and  all  losses  therefrom,  including,  without limitation, costs of defense and attorneys' fees, based upon or arising  out of  any act or omission relating to or in connection with the Plan and Trust

Agreement  other  than  losses  resulting  from  any  such person's fraud or willful misconduct.

7.8 - ACTUARY

    The actuary will do such technical and advisory work as the Committee or the Employer may request, including analysis of the experience  of  the Plan from  time  to  time, the preparation of actuarial tables for the making  of computations thereunder, and the submission of actuarial reports to Company,

which reports shall  contain  an  actuarial  valuation showing the financial condition of the Plan, a statement of the contributions  to  be  made by the

Employers  and  such  other information as may be required by the Committee.

The actuary shall be appointed  by  the  Committee  with the approval of the

Company  to serve as long as it is agreeable to the Committee,  the  Company and the actuary.

7.9 - FIDUCIARIES

    The Trustee is the named fiduciary hereunder with respect to the powers,

duties and  responsibilities  of  investment  of  the  Trust  Fund,  and the

Committee  is  the  plan  administrator and is the named fiduciary hereunder with  respect  to  the other powers,  duties  and  responsibilities  of  the administration of the  Plan;  provided, however, that certain powers, duties and responsibilities of each of  said  named  fiduciaries  are  specifically delegated  to  others  under the provisions of the Plan and Trust Agreement,

and other powers, duties  and  responsibilities  of  any  fiduciaries may be delegated by written agreement to others to the extent permitted  under  the provisions of the Plan and Trust Agreement.

    The  powers  and  duties  of  each fiduciary hereunder, whether or not a named fiduciary, shall be limited to those specifically delegated to each of them under the terms of the Plan and  Trust  Agreement.  It is intended that the provisions of the Plan and Trust Agreement  allocate  to  each fiduciary the  individual responsibilities for the prudent execution of the  functions assigned  to  each fiduciary.  None of the allocated responsibilities or any other responsibilities  shall  be  shared  by two or more fiduciaries unless such sharing shall be provided by a specific  provision  in  the Plan or the

Trust Agreement.  If any of the enumerated responsibilities of  a  fiduciary are  specifically  waived  by  the  Secretary of Labor, then such enumerated responsibilities shall also be deemed  to  be waived for the purposes of the

Plan and Trust Agreement.  Whenever one fiduciary is required by the Plan or the Trust Agreement to follow the directions  of  another fiduciary, the two fiduciaries  shall  not  be  deemed to have been assigned  a  share  of  any

responsibility,  but  the  responsibility   of   the  fiduciary  giving  the

directions  shall  be  deemed  to  be  his  sole  responsibility   and   the

responsibility  of  the  fiduciary  receiving  those  directions shall be to follow  same  insofar as such instructions on their face  are  proper  under

applicable law.   Any  fiduciary  may  employ  one or more persons to render advice with respect to any responsibility such fiduciary  has under the Plan or Trust Agreement.

    Each  fiduciary  may, but need not, be a director, proprietor,  partner,

officer or employee of the Employer.  Nothing in the Plan shall be construed to prohibit any fiduciary from:

    (1) serving in more than one fiduciary capacity with respect to the Plan and Trust Agreement;

    (2) receiving any benefit to which he may be entitled as a Participant or Beneficiary in the Plan, so long as the benefit is computed and paid on a basis that is consistent with the terms of the Plan as applied to all other Participants and Beneficiaries; or

    (3) receiving any reasonable compensation for services rendered, or for the reimbursement of expenses properly and actually incurred in the performance of his duties with respect to the Plan, except that no person so serving who already receives full-time pay from an Employer shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

     Each fiduciary shall be bonded as required by applicable law or statute of  the  United  States,  or  of  any state having appropriate jurisdiction,

unless such bond may under such law  or  statute be waived by the parties to

the  Trust  Agreement.   The Employer shall pay  the  cost  of  bonding  any

fiduciary who is an employee of the Employer.

7.10 - APPLICABLE LAW

     The Plan will, unless  superseded  by  federal  law,  be  construed and enforced according to the laws of the State of Louisiana, and all provisions of  the  Plan  will,  unless  superseded  by  federal  law,  be administered according to the laws of the said state.



                              SECTION 8

                              TRUST FUND


8.1 - PURPOSE OF TRUST FUND

    The Trust Fund has been created and will be maintained for  the purposes of the Plan, and the moneys thereof will be invested in accordance  with the terms  of  the agreement and declaration of trust which forms a part of  the

Plan.  All contributions  will be paid into the Trust Fund, and all benefits under the Plan will be paid  from  the  Trust  Fund,  except  to  the extent provided by Section 3.5 hereof.

8.2 - BENEFITS SUPPORTED ONLY BY TRUST FUND

    Subject  to  applicable  provisions of law, any person having any  claim under the Plan will look solely  to  the assets of the Trust Fund for satis-

faction.

8.3 - TRUST FUND APPLICABLE ONLY TO PAYMENT OF BENEFITS

    The Trust Fund will be used and applied  only  in  accordance  with  the provisions  of the Plan, to provide the benefits thereof, and no part of the corpus or income  of  the  Trust  Fund  will  be  used  for, or diverted to,

purposes  other  than  for the exclusive benefit of Participants  and  other persons thereunder entitled  to  benefits,  except to the extent provided in

Section 4.5 and Section 6.6 hereof with respect  to  termination of the Plan and expenses of administration, respectively.




    IN WITNESS WHEREOF, MELAMINE CHEMICALS, INC. has caused  this instrument to  be  executed by its duly authorized officers on this 9th  day  of

September, 1996, effective as of July 1, 1989.

(CORPORATE SEAL)

WITNESSES:                                  MELAMINE CHEMICALS, INC.

/s/  Nila Jordan                            BY  /s/  Frederic R. Huber
----------------                                -----------------------

/s/  Keely Landry                           TITLE:  PRESIDENT AND CEO
-----------------


                            ACKNOWLEDGEMENT


STATE OF LOUISIANA

PARISH OF ASCENSION

   BEFORE ME, the undersigned Notary Public, personally came and appeared FREDERIC R. HUBER, President and CEO, of Melamine Chemicals, Inc., who being by me sworn did depose and state that he signed the foregoing restated Retirement Plan for Employees of Melamine Chemicals, Inc. as his free act and deed on behalf of Melamine Chemicals, Inc. for the purposes therein set forth.


                                                /s/  Frederic R. Huber
                                                ----------------------

SWORN TO AND SUBSCRIBED BEFORE ME
THIS 9TH DAY OF SEPTEMBER, 1996.

/s/  Notary Public
------------------
     NOTARY PUBLIC